Exhibit 4.1


==============================================================================






                                   INDENTURE









                                    Between



                              CHEVRON CORPORATION



                                      and



                           CHEMICAL BANK, as Trustee






                         Dated as of ____________, 1995




==============================================================================

                               TABLE OF CONTENTS


                                  ARTICLE ONE

                                  Definitions


Section 1.01      Certain Terms Defined . . . . . . . . . . . . . . .  2
                  Attributable Debt . . . . . . . . . . . . . . . . .  2
                  Authorized Newspaper. . . . . . . . . . . . . . . .  2
                  Board of Directors  . . . . . . . . . . . . . . . .  3
                  Business Day  . . . . . . . . . . . . . . . . . . .  3
                  Certified Resolution  . . . . . . . . . . . . . . .  3
                  Commission  . . . . . . . . . . . . . . . . . . . .  3
                  Consolidated Adjusted Tangible Assets . . . . . . .  3
                  Corporation . . . . . . . . . . . . . . . . . . . .  4
                  Depository  . . . . . . . . . . . . . . . . . . . .  4
                  Event of Default  . . . . . . . . . . . . . . . . .  4
                  Executive Committee . . . . . . . . . . . . . . . .  4
                  Global Security . . . . . . . . . . . . . . . . . .  4
                  Indenture . . . . . . . . . . . . . . . . . . . . .  4
                  Interest Payment Date . . . . . . . . . . . . . . .  5
                  Officer's Certificate . . . . . . . . . . . . . . .  5
                  Opinion of Counsel  . . . . . . . . . . . . . . . .  5
                  Original Issue Discount Security  . . . . . . . . .  5
                  Outstanding . . . . . . . . . . . . . . . . . . . .  5
                  Paying Agent  . . . . . . . . . . . . . . . . . . .  6
                  Periodic Offering . . . . . . . . . . . . . . . . .  6
                  Person  . . . . . . . . . . . . . . . . . . . . . .  6
                  Principal Office of the Trustee . . . . . . . . . .  6
                  Principal Property  . . . . . . . . . . . . . . . .  7
                  Record Date . . . . . . . . . . . . . . . . . . . .  7
                  Redemption Date . . . . . . . . . . . . . . . . . .  7
                  Redemption Price  . . . . . . . . . . . . . . . . .  7
                  Register  . . . . . . . . . . . . . . . . . . . . .  7
                  Responsible Officer . . . . . . . . . . . . . . . .  7
                  Restricted Subsidiary . . . . . . . . . . . . . . .  7
                  Security or Securities  . . . . . . . . . . . . . .  8
                  Securityholder; Holder  . . . . . . . . . . . . . .  8
                  Stated Maturity . . . . . . . . . . . . . . . . . .  8
                  Subsidiary  . . . . . . . . . . . . . . . . . . . .  8
                  Supplemental Indenture  . . . . . . . . . . . . . .  8
                  Trustee . . . . . . . . . . . . . . . . . . . . . .  9
                  Trust Indenture Act of 1939 . . . . . . . . . . . .  9
                  United States Dollars . . . . . . . . . . . . . . .  9

                                  ARTICLE TWO

                 Issue, Description, Execution, Registration,
                      Transfer and Exchange of Securities


Section 2.01      Amount, Series, Execution, Authentication
                   and Delivery of Securities . . . . . . . . . . . .  9

Section 2.02      Form of Securities and Trustee's
                   Certificate of Authentication  . . . . . . . . . . 14

Section 2.03      Denominations; Payment of Interest
                   on Fully Registered Securities . . . . . . . . . . 14

Section 2.04      Execution of Securities . . . . . . . . . . . . . . 16

Section 2.05      Registration, Transfer and Exchange
                   of Securities  . . . . . . . . . . . . . . . . . . 17

Section 2.06      Temporary Securities  . . . . . . . . . . . . . . . 18

Section 2.07      Mutilated, Destroyed, Lost or Stolen
                   Securities . . . . . . . . . . . . . . . . . . . . 19

Section 2.08      Cancellation and Destruction of
                   Surrendered Securities . . . . . . . . . . . . . . 20

Section 2.09      Securities in Global Form;
                   Depositories . . . . . . . . . . . . . . . . . . . 20


                                 ARTICLE THREE

                           Redemption of Securities


Section 3.01      Redemption of Securities  . . . . . . . . . . . . . 22

Section 3.02      Notice of Redemption  . . . . . . . . . . . . . . . 22

Section 3.03      Selection of Securities for Redemption  . . . . . . 22

Section 3.04      Partial Redemption of Registered
                   Security . . . . . . . . . . . . . . . . . . . . . 23

Section 3.05      Effect of Redemption  . . . . . . . . . . . . . . . 23

                                 ARTICLE FOUR

                    Particular Covenants of the Corporation


Section 4.01      Payment of Principal of and Interest
                   on Securities  . . . . . . . . . . . . . . . . . . 23

Section 4.02      Corporate Existence of the Corporation;
                   Consolidation, Merger, Sale or Transfer  . . . . . 24

Section 4.03      Securities to Be Secured in Certain Events  . . . . 24

Section 4.04      Limitations on Liens  . . . . . . . . . . . . . . . 24

Section 4.05      Limitation on Sale and Leaseback  . . . . . . . . . 26

Section 4.06      Maintenance of Offices or Agencies for
                   Transfer, Registration, Exchange and
                   Payment of Securities  . . . . . . . . . . . . . . 27

Section 4.07      Appointment to Fill a Vacancy in the
                   Office of Trustee  . . . . . . . . . . . . . . . . 27

Section 4.08      Duties of Paying Agent  . . . . . . . . . . . . . . 28

Section 4.09      Notice of Default . . . . . . . . . . . . . . . . . 29


                                 ARTICLE FIVE

                      Securityholders' Lists and Reports
                      by the Corporation and the Trustee


Section 5.01      Corporation to Furnish Trustee
                   Information as to the Names and
                   Addresses of Securityholders . . . . . . . . . . . 29

Section 5.02      Preservation of Information;
                   Communication to Securityholders . . . . . . . . . 29

Section 5.03      Reports by Corporation  . . . . . . . . . . . . . . 30

Section 5.04      Reports by Trustee  . . . . . . . . . . . . . . . . 31

                                  ARTICLE SIX

                  Remedies of the Trustee and Securityholders
                              on Event of Default


Section 6.01      Events of Default; Acceleration, Waiver
                   of Default and Restoration of
                   Position and Rights  . . . . . . . . . . . . . . . 33

Section 6.02      Covenant of Corporation to Pay to Trustee
                   Whole Amount Due on Securities on Default
                   in Payment of Interest or Principal  . . . . . . . 35

Section 6.03      Trustee May File Proofs of Claim  . . . . . . . . . 36

Section 6.04      Trustee May Enforce Claims Without
                   Possession of Securities . . . . . . . . . . . . . 37

Section 6.05      Application of Moneys Collected by Trustee  . . . . 37

Section 6.06      Limitation on Suits By Holders of Securities  . . . 38

Section 6.07      Rights and Remedies Cumulative  . . . . . . . . . . 39

Section 6.08      Delay or Omission Not Waiver  . . . . . . . . . . . 39

Section 6.09      Control By Holders; Waiver of Past Defaults . . . . 39

Section 6.10      Trustee to Give Notice of Defaults Known to
                   It, But May Withhold in Certain Circumstances  . . 40

Section 6.11      Requirement of an Undertaking to Pay
                   Costs in Certain Suits Under the
                   Indenture or Against the Trustee . . . . . . . . . 40


                                 ARTICLE SEVEN

                             Concerning the Trustee


Section 7.01      Certain Duties and Responsibilities
                   of Trustee . . . . . . . . . . . . . . . . . . . . 41

Section 7.02      Certain Rights of Trustee . . . . . . . . . . . . . 42

Section 7.03      Trustee Not Responsible for Recitals
                   or Application of Proceeds . . . . . . . . . . . . 43

Section 7.04      Trustee May Own Securities  . . . . . . . . . . . . 43

Section 7.05      Moneys Received by Trustee to be Held
                   in Trust . . . . . . . . . . . . . . . . . . . . . 43

Section 7.06      Trustee Entitled to Compensation,
                   Reimbursement and Indemnity  . . . . . . . . . . . 43

Section 7.07      Right of Trustee to Rely on Officer's
                   Certificate Where No Other Evidence
                   Specifically Prescribed  . . . . . . . . . . . . . 44

Section 7.08      Disqualification; Conflicting Interest  . . . . . . 44

Section 7.09      Requirements for Eligibility of Trustee . . . . . . 51

Section 7.10      Resignation and Removal of Trustee;
                   Appointment of Successor . . . . . . . . . . . . . 51

Section 7.11      Acceptance of Appointment by Successor Trustee  . . 53

Section 7.12      Successor to Trustee by Merger,
                   Consolidation or Succession to Business  . . . . . 53

Section 7.13      Preferential Collection of Claims
                   Against the Corporation  . . . . . . . . . . . . . 54


                                 ARTICLE EIGHT

                        Concerning the Securityholders


Section 8.01      Evidence of Action by Securityholders . . . . . . . 58

Section 8.02      Proof of Execution of Instruments and
                   of Holding of Securities . . . . . . . . . . . . . 58

Section 8.03      Who May be Deemed Owners of Securities  . . . . . . 59

Section 8.04      Securities Owned by the Corporation or
                   Controlled or Controlling Persons
                   Disregarded for Certain Purposes . . . . . . . . . 59

Section 8.05      Instruments Executed by Securityholders
                   Bind Future Holders  . . . . . . . . . . . . . . . 60


                                 ARTICLE NINE

                           Securityholders' Meetings


Section 9.01      Purposes for Which Meetings May be Called . . . . . 60

Section 9.02      Manner of Calling Meetings  . . . . . . . . . . . . 61

Section 9.03      Call of Meeting by the Corporation or
                   Securityholders  . . . . . . . . . . . . . . . . . 61

Section 9.04      Who May Attend and Vote at Meetings . . . . . . . . 61

Section 9.05      Regulations May be Made by Trustee; Conduct of
                   the Meeting; Voting Rights - Adjournment . . . . . 61

Section 9.06      Manner of Voting at Meetings and
                   Record to be Kept  . . . . . . . . . . . . . . . . 62

Section 9.07      Exercise of Rights of Trustee and Securityholders
                   Not to be Hindered or Delayed  . . . . . . . . . . 63


                                  ARTICLE TEN

                            Supplemental Indentures


Section 10.01     Purposes for Which Supplemental
                   Indentures May be Entered Into
                   Without Consent of Securityholders . . . . . . . . 63

Section 10.02     Modification of Indenture with Consent
                   of Holders of Securities . . . . . . . . . . . . . 64

Section 10.03     Effect of Supplemental Indentures . . . . . . . . . 65

Section 10.04     Securities May Bear Notation of Changes
                   by Supplemental Indentures . . . . . . . . . . . . 66


                                ARTICLE ELEVEN

                             Discharge; Defeasance


Section 11.01     Discharge of Indenture  . . . . . . . . . . . . . . 66

Section 11.02     Discharge of Liability on Securities
                   and Coupons  . . . . . . . . . . . . . . . . . . . 67

Section 11.03     Discharge of Certain Covenants and Other
                   Obligations  . . . . . . . . . . . . . . . . . . . 67

Section 11.04     Discharge of Certain Obligations Upon Deposit
                   of Money or Securities with Trustee  . . . . . . . 67

Section 11.05     Unclaimed Moneys  . . . . . . . . . . . . . . . . . 69


                                ARTICLE TWELVE

               Immunity of Incorporators, Stockholders, Officers
                                 and Directors


Section 12.01     Incorporators, Stockholders, Officers
                   and Directors of Corporation Exempt
                   From Individual Liability  . . . . . . . . . . . . 69


                               ARTICLE THIRTEEN

                           Miscellaneous Provisions


Section 13.01     Successors and Assigns of the Corporation
                   Bound by Indenture . . . . . . . . . . . . . . . . 70

Section 13.02     Notices; Effectiveness  . . . . . . . . . . . . . . 70

Section 13.03     Compliance Certificates and Opinions  . . . . . . . 71

Section 13.04     Days on Which Payment to be Made,
                   Notice Given or Other Action Taken . . . . . . . . 72

Section 13.05     Provisions Required by Trust Indenture
                   Act of 1939 to Control . . . . . . . . . . . . . . 72

Section 13.06     Governing Law . . . . . . . . . . . . . . . . . . . 72

Section 13.07     Provisions of the Indenture and
                   Securities for the Sole Benefit of
                   the Parties and the Securityholders  . . . . . . . 72

Section 13.08     Indenture May be Executed in Counterparts . . . . . 73

                 TABLE SHOWING REFLECTION IN THIS INDENTURE OF
            CERTAIN PROVISIONS OF THE TRUST INDENTURE ACT OF 1939*

           Section                                             Section
           of Act                                            of Indenture
          ---------                                          -------------
          310(a)(1)   . . . . . . . . . . . . . . . . . . .   7.09
          310(a)(2)   . . . . . . . . . . . . . . . . . . .   7.09
          310(a)(3)   . . . . . . . . . . . . . . . . . . .   Inapplicable
          310(a)(4)   . . . . . . . . . . . . . . . . . . .   Inapplicable
          310(a)(5)   . . . . . . . . . . . . . . . . . . .   7.09
          310(b)      . . . . . . . . . . . . . . . . . . .   7.08, 7.10
          310(c)      . . . . . . . . . . . . . . . . . . .   Inapplicable
          311(a)      . . . . . . . . . . . . . . . . . . .   7.13(a), 7.13(c)
          311(b)      . . . . . . . . . . . . . . . . . . .   7.13(b), 7.13(c)
          311(c)      . . . . . . . . . . . . . . . . . . .   Inapplicable
          312(a)      . . . . . . . . . . . . . . . . . . .   5.01, 5.02(a)
          312(b)      . . . . . . . . . . . . . . . . . . .   5.02(b)
          312(c)      . . . . . . . . . . . . . . . . . . .   5.02(c)
          313(a)      . . . . . . . . . . . . . . . . . . .   5.04(a)
          313(b)(1)   . . . . . . . . . . . . . . . . . . .   Inapplicable
          313(b)(2)   . . . . . . . . . . . . . . . . . . .   5.04(b)
          313(c)      . . . . . . . . . . . . . . . . . . .   5.04(c)
          313(d)      . . . . . . . . . . . . . . . . . . .   5.04(d)
          314(a)(1)   . . . . . . . . . . . . . . . . . . .   5.03(a)
          314(a)(2)   . . . . . . . . . . . . . . . . . . .   5.03(b)
          314(a)(3)   . . . . . . . . . . . . . . . . . . .   5.03(c)
          314(a)(4)                                           5.03(d)
          314(b)      . . . . . . . . . . . . . . . . . . .   Inapplicable
          314(c)      . . . . . . . . . . . . . . . . . . .   13.03
          314(d)      . . . . . . . . . . . . . . . . . . .   Inapplicable
          314(e)      . . . . . . . . . . . . . . . . . . .   13.03
          314(f)      . . . . . . . . . . . . . . . . . . .   Omitted
          315(a)      . . . . . . . . . . . . . . . . . . .   7.01
          315(b)      . . . . . . . . . . . . . . . . . . .   6.10
          315(c)      . . . . . . . . . . . . . . . . . . .   7.01
          315(d)      . . . . . . . . . . . . . . . . . . .   7.01
          315(e)      . . . . . . . . . . . . . . . . . . .   6.11
          316(a)(1)   . . . . . . . . . . . . . . . . . . .   6.09
          316(a)(2)   . . . . . . . . . . . . . . . . . . .   Omitted
          316(b)      . . . . . . . . . . . . . . . . . . .   6.06

- -------------------------------
* This Table is not part of the Indenture.

          316(c)      . . . . . . . . . . . . . . . . . . .   6.09
          317(a)      . . . . . . . . . . . . . . . . . . .   6.02, 6.03
          317(b)      . . . . . . . . . . . . . . . . . . .   4.08
          318(a)      . . . . . . . . . . . . . . . . . . .   13.05

                                      INDENTURE





     THIS INDENTURE, dated as of ________________, 1995, between CHEVRON CORPORATION, a Delaware corporation (the "Corporation"), and CHEMICAL BANK, a bank and trust company duly organized and existing under the laws of the State of New York (the "Trustee"),


                                     WITNESSETH:


     WHEREAS, the Corporation has duly authorized the issuance, sale, execution and delivery, from time to time, of its unsecured evidences of indebtedness (hereinafter referred to as the "Securities"), without limit as to principal amount, issuable in one or more Series, the amount and terms of each such Series to be determined as hereinafter provided; and, to provide the terms and conditions upon which the Securities are to be issued, authenticated and delivered, the Corporation has duly authorized the execution of this Indenture; and

     WHEREAS, all acts and things necessary to make the Securities, when executed by the Corporation and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Corporation, and to constitute this Indenture a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Securities have in all respects been duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:


     That in order to declare the terms and conditions upon which the Securities are to be issued, authenticated and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the Holders thereof, the Corporation covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of any Series thereof, as follows:


                                   -1-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

                                     ARTICLE ONE

                                     DEFINITIONS

     Section 1.01. Certain Terms Defined. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article One have the meanings assigned to them in this Article One, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act of 1939, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein shall have the meanings assigned to them and all computations herein provided for shall be made, in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such principles as they exist at the date of applicability thereof; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

ATTRIBUTABLE DEBT

     The term "Attributable Debt" for a sale-leaseback transaction means the lesser of (a) the fair value of the property subject to the transaction (as determined by the Board of Directors) or (b) the present value of rent for the remaining term of the lease. Rent shall be discounted to present value at the actual percentage rate inherent in such lease as determined in good faith by the Corporation, compounded semiannually. Rent is the lesser of (a) rent for the remaining term of the lease assuming it is not terminated or (b) rent from the date of determination until the first possible termination date plus the termination payment then due, if any. The remaining term of a lease includes any period for which the lease has been extended. Rent does not include (i) amounts for maintenance, repairs, insurance, taxes, assessments and similar charges or (ii) contingent rent, such as that based on sales.
Rent may be reduced by rent that any sublessee must pay from the date of determination for all or part of the same property. For the purpose of any limitation contained in this Indenture, there shall not be deemed to be any Attributable Debt with respect to a sale-leaseback arrangement if the Corporation or a Restricted Subsidiary would be entitled pursuant to the provisions contained in Section 4.04 to issue, assume or guarantee "Debt" (as defined in Section 4.04) secured by a lien on the property involved in such arrangement without equally and ratably securing the Securities.

AUTHORIZED NEWSPAPER

                                   -2-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     The term "Authorized Newspaper" shall mean a newspaper of general circulation containing financial news in The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different authorized Newspapers. If it is impossible, or in the opinion of the Trustee, impracticable to publish any notice in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

BOARD OF DIRECTORS

     The term "Board of Directors" shall mean the Board of Directors of the Corporation, or any duly authorized committee of such Board of Directors.

BUSINESS DAY

     The term "Business Day" shall mean any day which is not a Saturday or Sunday or which in the City and County of San Francisco or in The City of New York is neither a legal holiday nor a day on which banking institutions are authorized by law or regulation to close.

CERTIFIED RESOLUTION

     The term "Certified Resolution" shall mean a resolution of the Board of Directors of the Corporation or the Executive Committee certified by the Secretary or by an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors of the Corporation or the Executive Committee, as the case may be, and to be in full force and effect on the date of such certification.

COMMISSION

     The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties theretofore assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

CONSOLIDATED ADJUSTED TANGIBLE ASSETS

     The term "Consolidated Adjusted Tangible Assets" shall mean the consolidated total assets of the Corporation and its subsidiaries as reflected in the Corporation's most recent consolidated balance sheet prepared in accordance with the Corporation's accounting policies and generally accepted accounting principles, less (i) goodwill, trademarks, trade names, patents, unamortized debt discount and expense, and other deferred charges, (ii) total current liabilities except for (1) notes and loans payable, (2) current maturities of long-term debt and

                                   -3-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

(3) current maturities of obligations under capital leases, (iii) deferred credits and other noncurrent obligations (including minority interests in consolidated subsidiaries and reserves -- employee annuity plans and other reserves which may hereafter be defined in the Corporation's accounting policies).

CORPORATION

     The term "Corporation" shall mean Chevron Corporation, a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions hereof, and thereafter "Corporation" shall mean such successor corporation.

DEPOSITORY

     The term "Depository" shall mean, with respect to the Securities of any Series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Corporation pursuant to Section 2.01 of this Indenture until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the term "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such Series shall mean the Depository with respect to the Securities of that Series.

EVENT OF DEFAULT

     The term "Event of Default" with respect to Securities of any Series shall mean any event specified as such in Section 6.01 and any other event as may be established with respect to the securities of such Series as permitted by Section 2.01. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

EXECUTIVE COMMITTEE

     The term "Executive Committee" shall mean the Executive Committee of the Corporation as such committee may from time to time be established and constituted pursuant to the provisions of the By-Laws of the Corporation.

GLOBAL SECURITY

      The term "Global Security" shall mean a Security evidencing all or a portion of a Series of Securities, issued under the Indenture and delivered to the Depository for such Series in accordance with Section 2.09 of this Indenture, and bearing the legend prescribed in such Section 2.09.

INDENTURE

                                   -4-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     The term "Indenture" shall mean this instrument as originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein, and shall include the form and terms of particular Series of Securities established in accordance with the provisions of Sections 2.01 and 2.02.

INTEREST PAYMENT DATE

     The term "Interest Payment Date" when used with respect to any Security means the Stated Maturity of an installment of interest on such Security.

OFFICER'S CERTIFICATE

     The term "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, any Vice-Chairman of the Board or any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation. Each such certificate shall include the statements provided for in Section 13.03, if and to the extent required by the provisions of such Section.

OPINION OF COUNSEL

     The term "Opinion of Counsel" shall mean a written opinion of counsel who may be counsel to the Corporation. Each such opinion shall include the statements provided for in Section 13.03, if and to the extent required by the provisions of such Section.

ORIGINAL ISSUE DISCOUNT SECURITY

     The term "Original Issue Discount Security" shall mean (a) any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 or (b) any other Security which for United States Federal income tax purposes would be considered an original issue discount security.

OUTSTANDING

     The term "Outstanding" when used with reference to Securities shall, subject to the provisions of Section 8.04, mean, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, for whose payment or redemption moneys in the necessary amount have been theretofore deposited with the Trustee or with any Paying Agent in trust for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly

                                   -5-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     given as provided in Article Three hereof, or provision therefor satisfactory to the Trustee has been made;

          (c) Securities in exchange for or in lieu of which other Securities shall have been authenticated and delivered under this Indenture; and

          (d) Securities alleged to have been destroyed, lost or stolen which have been paid as provided in Section 2.07 hereof.

     In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination as if a declaration of acceleration of the maturity thereof pursuant to Section 6.01 had been made.

PAYING AGENT

     The term "Paying Agent" means any Person authorized by the Corporation to pay the principal of and any interest and premium on any Securities on behalf of the Corporation.

PERIODIC OFFERING

     The term "Periodic Offering" means an offering of Securities of a Series, from time to time the specific terms of which (including without limitation, the rate or rates of interest, if any, thereon or any methods of calculating such, the maturity date or dates thereof and any redemption provisions with respect thereto) are to be determined by the Corporation or its agents upon the issuance of such Series of Securities.

PERSON

     The term "Person" shall mean an individual, a corporation, a partnership, a joint venture, an association, a joint stock company, a trust, an unincorporated organization, or a government or any agency, authority or political subdivision thereof.

PRINCIPAL OFFICE OF THE TRUSTEE

     The term "Principal Office of the Trustee" shall mean the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Securities and any coupons for payment such term shall mean the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted. The present address of the principal office at which the corporate trust business of the Trustee is administered is Chemical Bank, 450 West 33rd Street, New York, New York 10001.


                                   -6-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

PRINCIPAL PROPERTY

     The term "Principal Property" means any oil or gas producing property located in the United States, onshore or offshore, or any refinery or manufacturing plant located in the United States in each case now owned or hereafter acquired by the Corporation or a Restricted Subsidiary, except any oil or gas producing property, refinery or plant that in the opinion of the Board of Directors is not of material importance to the total business conducted by the Corporation and its consolidated Subsidiaries.

RECORD DATE

     The term "Record Date" for the interest payable on any Interest
Payment Date on any Series of Securities shall mean the date specified as such in the Securities of such Series.

REDEMPTION DATE

     The term "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption pursuant to this Indenture.

REDEMPTION PRICE

     The term "Redemption Price" when used with respect to any Security to be redeemed means the price at which it is to be redeemed pursuant to this Indenture. It includes any applicable premium but does not include installments of interest whose Stated Maturity is on or before the Redemption Date.

REGISTER

     The term "Register" shall mean the books for the registration and transfer of Securities which books are kept by the Trustee pursuant to Section 2.05.

RESPONSIBLE OFFICER

     The term "Responsible Officer" when used with respect to the Trustee shall mean the chairman and vice-chairman of the board of directors, the chairman and vice-chairman of the executive committee of said board, the president, any vice-president or second vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any corporate trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such Person's knowledge of and familiarity with the particular subject.

RESTRICTED SUBSIDIARY

                                   -7-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     The term "Restricted Subsidiary" means any Subsidiary that has substantially all of its assets located in the United States of America and which owns a Principal Property and in which the Corporation's direct or indirect capital investment together with the outstanding balance of (a) any loans and advances made to such Subsidiary by the Corporation or any other Subsidiary and (b) any debt of such Subsidiary guaranteed by the Corporation or any other Subsidiary exceeds $100,000,000.

SECURITY OR SECURITIES

     The terms "Security" or "Securities" shall mean any security or securities of the Corporation without regard to Series, authenticated and delivered under this Indenture.

SECURITYHOLDER; HOLDER

     The terms "Securityholder" or "Holder", whenever employed herein with respect to a fully registered Security, shall mean the Person in whose name such Security shall be registered on the Register and, whenever employed herein with respect to any coupon Security or a coupon, shall mean the bearer of such coupon Security or coupon.

SERIES

     The term "Series" shall mean an issue of Securities under this Indenture.

STATED MATURITY

     The term "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security or the coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of interest is due and payable.

SUBSIDIARY

     The term "Subsidiary" means at any given time any corporation at least a majority of the outstanding securities of which having ordinary voting power (other than securities having such power only by reason of the happening of a contingency) shall at such time be owned by the Corporation or one or more Subsidiaries or by the Corporation and one or more Subsidiaries.

SUPPLEMENTAL INDENTURE

     The term "Supplemental Indenture" shall mean an indenture supplemental hereto as such Supplemental Indenture may be originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and therein.

                                   -8-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

TRUSTEE

     The term "Trustee" shall mean Chemical Bank until a successor
Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.


TRUST INDENTURE ACT OF 1939

     The term "Trust Indenture Act of 1939" shall mean the Trust
Indenture Act of 1939, as amended as of the date of this Indenture.

UNITED STATES DOLLARS

     The term "United States Dollars" shall mean the lawful currency of the United States of America.


                             ARTICLE TWO

             ISSUE, DESCRIPTION, EXECUTION, REGISTRATION,
                 TRANSFER AND EXCHANGE OF SECURITIES


     SECTION 2.01.  AMOUNT, SERIES, EXECUTION, AUTHENTICATION AND
DELIVERY OF SECURITIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited. The Securities may be issued in one or more Series.

     (A) The following terms and provisions of each Series of Securities shall be established by a resolution of the Board of Directors or of the Executive Committee and set forth in either a Certified Resolution or a Supplemental Indenture:

          (1) the designation of the Series of Securities (which shall distinguish the Securities of such Series from all other Series of Securities),

          (2) any limit upon the aggregate principal amount of the particular Series of Securities which may be executed, authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that nothing contained in this Section 2.01 or elsewhere in this Indenture or in the Securities or in such Certified Resolution or in a Supplemental Indenture is intended to or shall limit execution by the Corporation or authentication and delivery by the Trustee of Securities under the circumstances contemplated by Sections 2.05, 2.06, 2.07, 3.04 and 10.04,

                                   -9-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (3) the currency or currencies or composite currency in which principal of and interest and any premium on such Series of Securities shall be payable (if other than in United States
     Dollars),

          (4) the Stated Maturity for payment of principal of such Series of Securities and any sinking fund or analogous provisions,

          (5) the rate or rates at which such Series of Securities shall bear interest or the method of calculating such rate or rates of interest and the Interest Payment Dates for such Series of Securities,

          (6) the place or places where such Series of Securities may be presented for payment and for the other purposes provided in Section 4.06,

          (7) any Redemption Price or Prices, the Redemption Date or Dates and other applicable redemption or repurchase provisions for such Series of Securities,

          (8) whether such Series of Securities shall be issuable as fully registered securities (and if so, whether such Series of Securities shall be issuable as one or more Global Securities) or as coupon securities or as both coupon and fully registered securities and the form of such Series of Securities,

          (9) if the Securities of such Series shall be issued in whole or in part as one or more Global Securities, the Depository for such Global Security or Securities and any additional terms and conditions relating to such Global Securities not set forth in this Indenture,

          (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series of Securities shall be issuable,

          (11) the date from which interest on such Securities shall accrue,

          (12) the basis upon which interest on such Series of Securities shall be computed (if other than on the basis of a 360-day year of twelve 30-day months),

          (13) if other than the principal amount thereof, the portion of the principal amount of such Series of Securities which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01,

          (14) the Person or Persons who shall be registrar for such Series of Securities, and the place or places where the Register of such Series of Securities shall be kept,

                                   -10-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (15) any additional events of default with respect to the Securities of a particular Series not set forth herein,

          (16) any additional covenants of the Corporation with respect to the Securities of a particular Series not set forth herein,

          (17) the terms and conditions, if any, upon which any Securities of such Series may or shall be converted into other instruments or other forms of property and

          (18) any other terms of such Series of Securities (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one Series shall be substantially identical except that any Series may have serial maturities and different interest rates for different maturities and except as to denomination and the differences herein specified between Global Securities and fully registered Securities issued in definitive form and those between coupon and fully registered Securities and except as may otherwise be provided in or pursuant to the Certified Resolution or Supplemental Indenture relating to such Series of Securities. All Securities of any one Series need not be issued at the same time, and, unless otherwise provided in the Certified Resolution or Supplemental Indenture relating to such Series, a Series may be reopened for issuances of additional Securities of such Series.

     (B) At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver any Series of Securities executed by the Corporation to the Trustee for authentication by it, and the Trustee shall thereupon authenticate and deliver said Securities (or if only a single Global Security, such Global Security) to or upon the written order of the Corporation, signed by an officer of the Corporation, without any further corporate action. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities and except as hereinafter provided with respect to a Series of Securities subject to a Periodic Offering, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

          (1) each Certified Resolution relating to such Series of Securities,

          (2) an executed Supplemental Indenture, if any, relating to such Series of Securities,

          (3)  an Opinion of Counsel to the effect that:

               (a) the terms and form of such Securities have been established as permitted by Sections 2.01 and 2.02 in conformity with the provisions of this Indenture,

                                   -11-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

               (b) such Securities, when executed and issued by the Corporation and authenticated and delivered by the Trustee in accordance with the provisions of this Indenture and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Corporation, except as any rights thereunder may be limited by the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally; the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law; the effect of applicable court decisions invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a borrower, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would have violated the creditor's covenants of good faith and fair dealing implied under California law; and the effect of California statutes and rules of law which cannot be waived prospectively by a borrower, and

               (c) the Corporation has complied with all applicable Federal laws and requirements in respect of the execution and delivery of such Securities.


With respect to a Series of Securities subject to a Periodic Offering, the Trustee shall be entitled to receive, and, subject to Section 7.01, shall be fully protected in relying upon the documents described in the foregoing subsections (1), (2) and (3) of this Section 2.01; provided that (i) the Certified Resolution may be delivered to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (ii) the Trustee shall authenticate and deliver Securities of such Series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount, if any, established for such Series, pursuant to such Certified Resolution or pursuant to such procedures as may be specified from time to time by a Certified Resolution, (iii) the maturity date or dates, original issue date or dates, interest rate or rates or the method or methods of calculating such and any other terms of the Securities of such Series shall be determined by the Certified Resolution or pursuant to such procedures, (iv) if provided for in such procedures, such Certified Resolution may authorize authentication and delivery pursuant to oral or electronic instructions from the Corporation or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing and (v) the Trustee shall be entitled to receive an Opinion of Counsel only once at or prior to the time of the first authentication of

                                   -12-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

Securities of such Series and that the opinions described in the foregoing subsections (3)(a) and (3)(b) of this Section 2.01 may be to the effect that:

          (x) the form of the Securities of such Series has been duly authorized by the Corporation and has been established in conformity with the provisions of this Indenture and that, when the terms of such Securities shall have been established pursuant to a Certified Resolution or pursuant to such procedures as maybe specified from time to time by a Certified Resolution, such terms will have been duly authorized by the Corporation and will have been established in conformity with the provisions of this Indenture and

          (y) Securities of such Series, when executed and issued by the Corporation and completed, authenticated and delivered by the Trustee in accordance with the provisions of this Indenture and subject to any conditions specified in such Opinion of Counsel and when paid for, all as contemplated by and in accordance with the Certified Resolution or specified procedures, as the case may be, will constitute valid and binding obligations of the Corporation, except as any rights thereunder may be limited by the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally; the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law; the effect of applicable court decisions invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a borrower, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would have violated the creditor's covenants of good faith and fair dealing implied under California law; and the effect of California statutes and rules of law which cannot be waived prospectively by a borrower.

With respect to Securities of a Series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Corporation of any such Securities, the form and terms thereof and the valid and binding effect thereof, upon the Opinion of Counsel and other documents delivered pursuant to this Section 2.01 in connection with the first authentication of Securities of such Series unless and until such Opinion of Counsel or other documents shall have been superseded or revoked. In connection with the authentication and delivery of Securities of a Series subject to a Periodic Offering, the Trustee shall be entitled to assume that the instructions of the Corporation to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency having jurisdiction over the Corporation.


                                   -13-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     Each fully registered Security shall be dated the date of its authentication. Any Series of coupon Securities shall be dated as provided in the Certified Resolution or the Supplemental Indenture creating such Series.

     SECTION 2.02. FORM OF SECURITIES AND TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Securities of each Series shall be substantially of the tenor and purport as shall be authorized by the related Certified Resolution or Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Board of Directors or the Executive Committee may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities of such Series may be listed, or to conform to usage.

     The definitive Securities and each Global Security may be printed, lithographed or fully or partly engraved or produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

     The Trustee's certificate of authentication shall be in substantially the following form:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities, of the Series designated herein, referred to in the within-mentioned Indenture.

                                        CHEMICAL BANK, as Trustee

                                        By ___________________________________
                                                   Authorized Officer

     SECTION 2.03.  DENOMINATIONS; PAYMENT OF INTEREST ON FULLY
REGISTERED SECURITIES. The Securities of each Series may be issued as fully registered Securities without coupons (including as one or more Global Securities) or as coupon Securities and in denominations all as shall be specified as contemplated by Section 2.01. In the absence of such provisions with respect to the Securities of any Series, the Securities of such Series (other than any Global Securities) shall be issued in denominations of $1,000 and any integral multiple thereof.

     If the fully registered Securities of any Series shall bear interest, each Security of such Series shall bear interest from the applicable date at the rate per annum specified in the Certified Resolution or Supplemental Indenture with respect to such Series of Securities. Unless otherwise specified in the Certified Resolution or Supplemental Indenture with respect to the Securities of any Series, interest on the Securities of such Series shall be computed on the basis of a 360-day year of twelve 30-day months. Such interest shall be payable on

                                   -14-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
the Interest Payment Dates specified in the Certified Resolution or Supplemental Indenture with respect to such Series of Securities. The Person in whose name any Security is registered at the close of business on the applicable Record Date for the Series of which such Security is a part shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date unless such Security shall have been called for redemption on a Redemption Date which is subsequent to such Record Date and prior to such Interest Payment Date or unless the Corporation shall default in the payment of interest due on such Interest Payment Date on any fully registered Security of such Series.

     Any interest on any fully registered Security of any Series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in subsection A or B below:

          A. The Corporation may elect to make payment of any Defaulted Interest on the fully registered Securities of any Series to the Persons in whose names such Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.
     The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided. Thereupon the Trustee shall fix a special record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a fully registered Security of such Series at such Holder's address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Corporation, cause a similar notice to be published at least once in an Authorized Newspaper, but such publication shall not be a condition precedent to the establishment of such

                                   -15-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such Series are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection B.

          B. The Corporation may make payment of any Defaulted Interest on the fully registered Securities of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 2.03, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security and each such Security shall bear interest from such date, or have attached thereto such coupons, such that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

     SECTION 2.04. EXECUTION OF SECURITIES. The Securities shall be executed manually or in facsimile, by an officer and the Secretary or an Assistant Secretary of the Corporation under its corporate seal, which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise. Only such Securities as shall bear thereon a certificate of authentication substantially in the form recited herein, executed by the Trustee manually by an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate of authentication of the Trustee upon any Security executed by the Corporation shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Typographical or other errors or defects in the seal or facsimile signature on any Security or in the text thereof shall not affect the validity or enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

     In case any officer of the Corporation who shall have signed any of the Securities (manually or in facsimile) shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Corporation, such Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities had not ceased to be such officer of the Corporation. Also, any Security may be signed on behalf of the Corporation by such Persons as on the actual date of execution of such Security shall be the proper officers of the Corporation, although at the date of the execution of this Indenture or on the nominal date of such coupon Security any such Person was not such officer.

                                   -16-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     SECTION 2.05.  REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES.
Except as specifically otherwise provided herein with respect to Global Securities, Securities of any Series may be exchanged for a like aggregate principal amount of Securities of the same Series of other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained in accordance with the provisions of Section 4.06 and the Corporation shall execute the Security or Securities, and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

     The Corporation shall keep or cause to be kept, at one or more of the offices or agencies to be maintained by the Corporation in accordance with the provisions of Section 4.06 with respect to the Securities of each Series, the Register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of the Securities of such Series and the transfer of Securities of such Series as in this Article provided. The Register shall be in written form or in any other form capable of being converted into written form within a reasonable time.
At all reasonable times the Register shall be open for inspection by the Trustee and any registrar of the Securities of such Series other than the Trustee. Upon due presentment for transfer of any Security of any Series at the offices or agencies of the Corporation to be maintained in accordance with
Section 4.06 with respect to the Securities of such Series, the Corporation shall execute a new Security and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same Series for a like aggregate principal amount of authorized denominations.

     Notwithstanding any other provisions of this Section 2.05, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depository for such Series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Series or a nominee of such successor Depository.

     If and to the extent so provided with respect to the Securities of any Series, at the option of the Holder, coupon Securities of such Series may be exchanged for fully registered Securities of the same Series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the offices or agencies of the Corporation to be maintained in accordance with the provisions of Section 4.06 with all unmatured coupons and all matured coupons in default thereto appertaining, and fully registered Securities of such Series may be exchanged for coupon Securities or fully registered Securities of the same Series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency.
Whenever any Securities are so to be surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                                   -17-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     Title to any coupon Securities not registered as to principal and to any interest coupon shall pass by delivery. The Corporation, the Trustee and any paying agent may treat the bearer of any coupon Security not registered as to principal, whether or not such Security shall be overdue, and the bearer of any coupon, whether or not such coupon shall be overdue, as the absolute owner of such Security or coupon for the purpose of receiving payment thereof and for all other purposes whatsoever, and the Corporation, the Trustee and any paying agent shall not be affected by any notice to the contrary.

     All Securities of any Series presented or surrendered for exchange, transfer, redemption, conversion or payment shall, if so required by the Corporation or any registrar of the Securities of such Series, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation and such registrar, duly executed by the registered Holder or by such Person's attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Corporation shall not be required to exchange or transfer (a) any Securities of any Series during a period beginning at the opening of business 15 days before the day of the first publication or the mailing (if there is no publication) of a notice of redemption of Securities of such Series and ending at the close of business on the day of such publication or mailing, (b) any Securities called or selected for redemption in whole or in part, except, in the case of Securities called for redemption in part, the portion thereof not so called for redemption in whole or in part or (c) any fully registered Securities of any Series for coupon Securities or any coupon Security of such Series for fully registered Securities during a period beginning at the opening of business on any Record Date for such Series and ending at the close of business on the relevant Interest Payment Date therefor.

     SECTION 2.06. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any Series, the Corporation may execute and the Trustee shall authenticate and deliver temporary Securities of such Series which are printed, lithographed, typewritten or otherwise produced, in any denomination substantially of the tenor of the definitive Securities in lieu of which they are issued, in bearer or registered form with one or more coupons or without coupons, with or without provision for registration and with such appropriate omissions, insertions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. If temporary Securities are issued, the Corporation will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such Series shall be exchangeable for definitive Securities upon surrender of the temporary Securities without charge to the Holder at the offices or agencies to be maintained by the Corporation as provided in Section 4.06 with respect to the Securities of such Series. Upon surrender for cancellation of any one or more temporary Securities (accompanied by


                                   -18-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
any unmatured coupons appertaining thereto) the Corporation shall execute and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such Series. Until so exchanged, the temporary Securities of any Series shall in all respects be entitled to the benefits of this Indenture and interest thereon, when and as payable, shall be paid to the bearers of the temporary Securities upon presentation thereof for notation of such payment thereon, unless such temporary Securities shall be fully registered or shall bear coupons for such interest.

     SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. If (i) any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, or the Corporation and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) there is delivered to the Corporation and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, or in exchange for the Security to which such coupon appertains (upon surrender of such Security with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same Series and of like tenor and principal amount, bearing a number not contemporaneously Outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security or coupon.

     Upon the issuance of any new Security under this Section 2.07, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

     Every new Security with its coupons, if any, issued pursuant to this
Section 2.07 in lieu of any destroyed, lost or stolen Security and every new coupon issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon, shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and ratably with all other Outstanding Securities of such Series and their appurtenant coupons.

     The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                                   -19-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

    SECTION 2.08.  CANCELLATION AND DESTRUCTION OF SURRENDERED SECURITIES.
All Securities and any coupons surrendered for payment, redemption, transfer, conversion or exchange shall, if surrendered to the Corporation, the Trustee or any agent of the Corporation or of the Trustee, be delivered to the Trustee, and the same, together with Securities surrendered to the Trustee for cancellation, shall be canceled by it and thereafter disposed of by it as directed by the Corporation, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture; PROVIDED, HOWEVER, that except as otherwise agreed upon by the Corporation and the Trustee, the Trustee shall hold an aggregate amount of surrendered coupon Securities and surrendered unmatured coupons as the Trustee determines to be sufficient for the purposes of permitted future exchanges or transfers of fully registered Securities for coupon Securities. The Trustee shall destroy canceled Securities and deliver a certificate of destruction thereof to the Corporation unless by an Officer's Certificate of the Corporation, the Corporation shall direct that canceled Securities be returned to it. If the Corporation shall purchase or otherwise acquire any of the Securities, however, such purchase or acquisition shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Corporation, at its option shall deliver or surrender the same to the Trustee for cancellation.

     SECTION 2.09. SECURITIES IN GLOBAL FORM; DEPOSITORIES. (a) Each Global Security shall: (i) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Securities of the Series to be represented by such Global Security, (ii) be registered in the name of either the Depository for such Global Security or the nominee of such Depository,
(iii) be delivered by the Trustee to such Depository or pursuant to such Depository's written instruction and (iv) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository." The notation of the record owner's interest in such Global Security upon the original issuance thereof shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such Global Security. Without limiting the foregoing, the Corporation and the Trustee shall have no responsibility, obligation or liability with respect to: (x) the maintenance, review or accuracy of the records of the Depository or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Global Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the Series of Securities represented by the Global Security to any Person having any ownership interest in such Global Security or to any of the Depository's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Global Security.

     (b) If any Security of a Series is issuable in the form of a Global Security or Securities, each such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities of such Series from time to time endorsed thereon and may


                                   -20-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
also provide that the aggregate amount of Outstanding Securities of such Series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount of Outstanding Securities of a Series represented thereby shall be made by the Trustee and in such manner as shall be specified on such Global Security. Any instructions by the Corporation with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 13.03 of this Indenture.

     (c)  Each Depository designated pursuant to the provisions of Section
2.01 of this Indenture for a Global Security must, at the time of its designation and at all times while it serves as a depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation. If at any time the Depository for the Securities of a Series notifies the Corporation that it is unwilling or unable to continue as Depository for the Securities of such Series or if at any time the Depository for the Securities of such Series shall no longer be eligible under this Section 2.09, the Corporation shall appoint a successor Depository with respect to the Securities of such Series. If a successor Depository for the Securities of such Series is not appointed by the Corporation within 90 days after the Corporation receives such notice or learns of such ineligibility, the Corporation shall execute and the Corporation shall direct the Trustee to authenticate and deliver definitive Securities of such Series in authorized denominations in exchange for the Global Security or Securities. Upon receipt of such direction, the Trustee shall thereupon authenticate and deliver the definitive Securities of such Series in the same aggregate principal amount as the Global Security or Securities representing such Series in exchange for such Global Security or Securities, in accordance with the provisions of subsection (e) of this
Section 2.09, without any further corporate action by the Corporation.

     (d) The Corporation may at any time and in its sole discretion determine that the Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Corporation will execute and upon receipt of a written order from the Corporation, the Trustee shall thereupon authenticate and deliver Securities of such Series in definitive form and in authorized denominations in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series in exchange for such Global Security or Securities, in accordance with the provisions of subsection (e) of this Section 2.09 without any further corporate action by the Corporation.

     (e) Upon any exchange hereunder of the Global Security or Securities for Securities in definitive form, such Global Security or Securities shall be canceled by the Trustee. Securities issued hereunder in exchange for the Global Security or Securities shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such definitive Securities in exchange for the Global Security or Securities to the persons in whose name such definitive Securities have been registered in accordance with the directions of the Depository.

                                   -21-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

                                 ARTICLE THREE

                           REDEMPTION OF SECURITIES

     SECTION 3.01. REDEMPTION OF SECURITIES. Securities of any Series may be made subject to redemption prior to their Stated Maturity, as a whole or in part, at such time or times, upon payment of the principal amount thereof plus such premium or premiums, if any, as shall be set forth in the resolution of the Board of Directors or the Executive Committee or the Supplemental Indenture relating to such Series.

     SECTION 3.02. NOTICE OF REDEMPTION. In all cases other than redemption at the option of the Holders of Securities, notice of redemption (except as provided below if all Outstanding Securities are fully registered) shall be given by publication at least once prior to the Redemption Date in an Authorized Newspaper, each such publication to be not less than 30 nor more than 60 days before such Redemption Date. If any Security called for redemption is fully registered, notice of redemption thereof shall also be mailed, not less than 30 nor more than 60 days prior to the Redemption Date, to each Person in whose name any Security called for redemption is registered on the Register as of the date of such notice, but if notice is published as aforesaid, neither a failure to give notice by mail nor any defect in any notice so mailed shall affect the validity of the proceedings for such redemption. Each notice of redemption shall state the Redemption Date, the Redemption Price, the place of redemption, the principal amount and, if less than all, the distinctive numbers of the Securities to be redeemed and shall also state that the interest on the Securities in such notice designated for redemption shall cease to accrue from and after such Redemption Date. If no Securities are Outstanding except those which are registered, publication of such notice shall not be required, but such notice shall be mailed to each registered owner of such Securities at such owner's address as it appears on the Register.

     Notice of redemption of Securities may be given by the Corporation or, at the option of the Corporation, by the Trustee on behalf of the Corporation. Upon receipt of any direction to give notice, the Trustee shall immediately give such notice. The Trustee may rely upon such direction that all conditions precedent to the giving of such direction have been complied with or done.

     SECTION 3.03. SELECTION OF SECURITIES FOR REDEMPTION. Whenever provision is made for the redemption of any Series of Securities or portion thereof and less than all of the Securities of such Series or portion thereof are called for redemption, the Trustee shall select the Securities to be redeemed, from the Outstanding Securities of such Series or portion thereof not previously called for redemption, in any manner which the Trustee deems fair and appropriate. For the purpose of any such selection, the Trustee shall assign a separate number for each $1,000 principal amount of each fully registered Security of a denomination of more than $1,000 except that if the Securities of any Series are denominated in a currency other than U.S. dollars, the Trustee shall assign a separate number for each principal amount equal to the minimum denomination of each fully registered Security of such Series of a denomination greater than such minimum denomination.


                                   -22-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     SECTION 3.04. PARTIAL REDEMPTION OF REGISTERED SECURITY. Upon surrender of any registered Security (including any Global Security) to be redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the registered owner thereof, without service charge, a new Security or Securities (or in the case of a Global Security, a new Global Security) of the same Series and maturity and of authorized denomination or denominations as requested by such registered owners, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     SECTION 3.05. EFFECT OF REDEMPTION. If notice of redemption shall have been duly given as provided in Section 3.02, the Securities or portions of Securities specified in such notice shall become due and payable on the Redemption Date and at the place or places stated in such notice at the Redemption Price specified in such notice, and on and after such Redemption Date (unless the Corporation shall default in the payment of such Securities at the applicable Redemption Price) such Securities or portions of Securities shall cease to bear interest, and such Securities shall cease from and after the Redemption Date to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the Redemption Price thereof and any unpaid interest accrued to the Redemption Date. Upon presentation and surrender of such Securities at said place of payment in said notice specified, the said Securities or portions thereof shall be paid and redeemed by the Corporation at the applicable Redemption Price, together with any interest accrued to the Redemption Date; PROVIDED, HOWEVER, that any regular payment of interest becoming due on any fully registered Securities on the Redemption Date shall be payable to the registered owners of such Securities as of the Relevant Record Date as provided in Article Two hereof. Upon presentation of any Security which is redeemed in part only, the Corporation shall execute a new Security and the Trustee shall authenticate and deliver at the expense of the Corporation a new Security of the same Series of authorized denomination in principal amount equal to the unredeemed portion of the Security so presented.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, to the extent permitted by law, bear interest from the date fixed for redemption at the rate borne by the Security, or, in the case of a Security which does not bear interest, at the rate of interest set forth therefor in the Security in either case, until paid.


                                 ARTICLE FOUR

                    PARTICULAR COVENANTS OF THE CORPORATION

     SECTION 4.01. PAYMENT OF PRINCIPAL OF AND INTEREST ON SECURITIES. The Corporation covenants that it will duly and punctually pay or cause to be paid the principal of and any interest and premium on each of the Securities in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Except with respect to any

                                   -23-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

Global Securities, if the fully registered Securities of any Series bear interest, each installment of interest on the Securities of such Series may, at the option of the Corporation, be paid by mailing a check or checks for such interest payable to the Person entitled thereto pursuant to Section 2.03 to the address of such Person as it appears on the Register of the Securities of such Series on the applicable Record Date for such interest payment.

     SECTION 4.02. CORPORATE EXISTENCE OF THE CORPORATION; CONSOLIDATION, MERGER, SALE OR TRANSFER. The Corporation covenants that so long as any of the Securities are Outstanding, it will maintain its corporate existence, will not dissolve, sell or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it; provided that the Corporation may, without violating the covenants in this
Section 4.02 contained, consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, or sell or otherwise transfer to another corporation all or substantially all of its assets as an entirety and thereafter dissolve, if the surviving, resulting or transferee corporation, as the case may be, (i) shall be incorporated and existing under the laws of one of the States of the United States of America,
(ii) assumes, if such corporation is not the Corporation, all of the obligations of the Corporation hereunder and (iii) is not, after such transaction, otherwise in default under any provisions hereof.

     SECTION 4.03. SECURITIES TO BE SECURED IN CERTAIN EVENTS. If, upon any consolidation or merger of the Corporation, any Principal Property would thereupon become subject to any mortgage, security interest, pledge, lien or other encumbrance (the "Attaching Lien"), the Corporation, prior to any such consolidation or merger, will secure the Outstanding Securities (together with, if the Corporation shall so determine, any other indebtedness of or guaranteed by the Corporation ranking equally with the Securities and then existing or thereafter created) equally and ratably with the debt or other obligation secured by the Attaching Lien unless such debt or other obligation secured by the Attaching Lien could have been incurred by the Corporation or a Restricted Subsidiary without being required by the provisions of Section 4.04 (whether or not such Section may be applicable to any Series of Securities) to secure the Securities equally and ratably therewith.

     SECTION 4.04. LIMITATIONS ON LIENS. Nothing in this Indenture or (except as expressly provided with respect to a Series in the establishment of the terms thereof) in the Securities contained shall in any way restrict or prevent the Corporation or any Subsidiary from incurring any indebtedness; provided that the Corporation covenants and agrees that it will not itself and will not permit any Restricted Subsidiary to issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Article Four called "Debt") secured by a pledge of, or mortgage or lien on (mortgages, pledges and liens being hereinafter in this Article Four called "liens"), any of the Corporation's or any Restricted Subsidiary's Principal Properties or any shares of stock of or indebtedness of any Restricted Subsidiary (such Principal Properties, stock and indebtedness being sometimes hereinafter collectively referred to as "Property"), without

                                   -24-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
effectively providing that the Securities (together with, if the Corporation shall so determine, any other Debt of the Corporation or such Restricted Subsidiary then existing or thereafter created ranking equally with the Securities, including guarantees of indebtedness of others) shall be secured equally and ratably with (or prior to) such Debt, so long as such Debt shall be so secured, except that this Section 4.04 shall not apply to Debt secured by:

          (1) liens on Property of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (2) liens on Property existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of or within 24 months after the acquisition of such Property for the purpose of financing all or any part of the purchase price thereof;

          (3) liens on particular Property to secure any Debt incurred to provide funds for all or any part of the cost of exploration, drilling or development of such Property or the cost of improvements to such Property;

          (4) liens which secure Debt owing by a Restricted Subsidiary to the Corporation or any Subsidiary;

          (5) liens on personal property, other than shares of stock or indebtedness of any Restricted Subsidiary, to secure loans maturing not more than one year from the date of the creation thereof;

          (6) liens on Property to secure Debt or other indebtedness incurred in connection with any financings done in accordance with the provisions of Section 103 of the Internal Revenue Code of 1986, as amended; and

          (7) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing subparagraphs (1) to (6), inclusive, or of any Debt secured thereby; provided that such extension, renewal or replacement mortgage shall be limited to all or any part of the same Property that secured the lien extended, renewed or replaced (plus improvements on such Property).

     Notwithstanding the restrictions contained in this Section 4.04, the Corporation may, and may permit any Restricted Subsidiary to, issue, assume or guarantee Debt secured by liens on property of the types to which this Section applies and which are not excepted by subparagraphs (1) through (7) of this Section without equally and ratably securing the Securities, provided that the sum of all such Debt then being issued, assumed or guaranteed and the aggregate of Attributable Debt with respect to sale and leaseback arrangements of the Corporation and any Restricted Subsidiary permitted by Section 4.05 (whether or not such Section may be applicable to any Series of Securities) does not exceed ten percent of

                                   -25-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
the Consolidated Adjusted Tangible Assets prior to the time such Debt was issued, assumed or guaranteed.

     The following types of transactions, among others, shall not be deemed to create "Debt" secured by "liens" within the meaning of those terms as defined above:

          (a) the sale or other transfer of (i) oil, gas or other minerals in place for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in property of the character commonly referred to as a "production payment"; and

          (b) the mortgage or pledge of any property of the Corporation or any Subsidiary in favor of the United States of America, or any State, or any department, agency or instrumentality of either, to secure partial, progress, advance or other payments to the Corporation or any Subsidiary pursuant to the provisions of any contract or statute.

     SECTION 4.05. LIMITATION ON SALE AND LEASEBACK. The Corporation will not itself, and will not permit any Restricted Subsidiary to, enter into any arrangement (except for temporary leases for a term of not more than three years, or except for sale or transfer and leaseback transactions involving the acquisition or improvement of Principal Properties provided that the amount of consideration received at the time of sale or transfer by the Corporation or such Restricted Subsidiary for the property so sold or transferred shall be applied as set forth in subparagraph (2) below) with any bank, insurance company or other lender or investor, or to which any such lender or investor is a party, providing for the leasing to the Corporation or any Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Corporation or any Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property unless either:

          (1) the Corporation or any Restricted Subsidiary could create Debt secured by a mortgage pursuant to Section 4.04 on the property to be leased without equally and ratably securing the Securities, or

          (2) The Corporation within the 12 months preceding such sale or transfer or the 12 months following such sale or transfer, regardless of whether such sale or transfer may have been made by the Corporation or by a Restricted Subsidiary, has applied or applies an amount equal to the greater of (a) the net proceeds of the sale of the property leased pursuant to such arrangement or (b) the fair value of the property so leased at the time of entering into such arrangement:

               (i) to the voluntary retirement of debt of the Corporation or of a Restricted Subsidiary or debt of a Subsidiary guaranteed by the

                                   -26-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          Corporation which debt matures by its terms more than one year after the date on which it was originally incurred (collectively herein called "funded debt"); provided that there shall be credited against the amount required by subparagraph (2) to be applied to the retirement of funded debt an amount equal to:


                    (A) the principal amount of any Securities delivered within the 12 months preceding such sale or transfer or the 12 months following such sale or transfer to the Trustee for voluntary retirement and cancellation, and

                    (B) the principal amount of funded debt, other than Securities, voluntarily retired by the Corporation within 12 months before or after such sale; or

               (ii) to the acquisition, development or improvement of a Principal Property or Principal Properties.

     SECTION 4.06. MAINTENANCE OF OFFICES OR AGENCIES FOR TRANSFER, REGISTRATION, EXCHANGE AND PAYMENT OF SECURITIES. So long as any of the Securities shall remain Outstanding, the Corporation covenants that it will maintain an office or agency in either The City of New York, State of New York, or the City and County of San Francisco, State of California, where the Securities may be presented for registration, exchange and transfer as in this Indenture provided, and where notices and demands to or upon the Corporation in respect of the Securities or of this Indenture may be served, and where the Securities or any coupons appertaining thereto may be presented for payment. In case the Corporation shall designate and maintain some office or agency other than a previously designated office or agency, it shall give the Trustee notice thereof. In case the Corporation shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof to the Trustee, presentations and demands may be made and notices may be served at the principal office of the Trustee.

     In addition to such office or agency, the Corporation may from time to time constitute and appoint one or more other offices or agencies for such purposes with respect to Securities of any Series, and one or more paying agents for the payment of Securities of any Series, in such cities or in one or more other cities, and may from time to time rescind such appointments, as the Corporation may deem desirable or expedient, and as to which the Corporation has notified the Trustee.

     SECTION 4.07. APPOINTMENT TO FILL A VACANCY IN THE OFFICE OF TRUSTEE. The Corporation, whenever necessary to avoid or fill a vacancy in the office of Trustee, covenants that it will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to the Outstanding Securities.

                                   -27-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     SECTION 4.08. DUTIES OF PAYING AGENT. (a) If the Corporation shall appoint a Paying Agent other than the Trustee with respect to Securities of any Series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.08 and Section 11.05,

          (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest, if any, on the Securities of such Series (whether such sums have been paid to it by the Corporation or by any other obligor on the Securities of such Series) in trust for the benefit of the Holders of the Securities entitled to such principal or interest and will notify the Trustee of the receipt of sums to be so held,

          (2) that it will give the Trustee notice of any failure by the Corporation (or by any other obligor on the Securities of such Series) to make any payment of the principal of or interest on the Securities of such Series when the same shall be due and payable, and

          (3) that it will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

     (b) Whenever the Corporation shall have one or more Paying Agents with respect to the Securities of any Series, it will, prior to each due date of the principal of or any interest on the Securities of such Series, deposit with a Paying Agent of such Series a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders of Securities entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.

     (c) If the Corporation shall act as its own Paying Agent with respect to the Securities of any Series, it will, on or before each Stated Maturity of the principal of or any interest on the Securities of such Series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such Series, a sum sufficient to pay such principal and any interest so becoming due and will notify the Trustee of such action, or any failure by it or any other obligor on the Securities of such Series to take such action and will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

     (d) Anything in this Section 4.08 to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to one or more or all Series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such Series by it, or any Paying Agent hereunder, as required by this Section 4.08, and such sums are to be held by the Trustee upon the trust herein contained.

                                   -28-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     SECTION 4.09. NOTICE OF DEFAULT. The Corporation covenants that, as soon as is practicable, the Corporation will furnish the Trustee notice of any event which is an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default which has occurred and is continuing on the date of such notice, which notice shall set forth the nature of such event and the action which the Corporation proposes to take with respect thereto.


                                 ARTICLE FIVE

                      SECURITYHOLDERS' LISTS AND REPORTS
                      BY THE CORPORATION AND THE TRUSTEE

     SECTION 5.01. CORPORATION TO FURNISH TRUSTEE INFORMATION AS TO THE NAMES AND ADDRESSES OF SECURITYHOLDERS. The Corporation will furnish or cause to be furnished to the Trustee, not less than 45 days nor more than 60 days after each date (month and day) specified as an Interest Payment Date for the Securities of the first Series issued under this Indenture (whether or not any Securities of that Series are then Outstanding), but in no event less frequently than semiannually, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Corporation of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Corporation, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities, obtained since the date as of which the next previous list, if any, was furnished, EXCLUDING from any such list the names and addresses received by the Trustee in its capacity as registrar (if so acting). Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date.

     SECTION 5.02. PRESERVATION OF INFORMATION; COMMUNICATION TO SECURITYHOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Securities of each Series (1) contained in the most recent list furnished to it as provided in Section 5.01, (2) received by the Trustee in the capacity of Paying Agent or registrar (if so acting) and (3) filed with the Trustee within the two preceding years as provided for in Section 5.04(c). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

     (b) If three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of any Series or with Holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                                   -29-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02 or

          (2) inform such applicants as to the approximate number of Holders of Securities of such Series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communications, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each of the Holders of Securities of such Series, or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any Paying Agent nor any registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 5.03. REPORTS BY CORPORATION. (a) The Corporation covenants and agrees to file with the Trustee within 15 days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other

                                   -30-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Corporation covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Corporation covenants and agrees to transmit to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection (a) of said Section 5.04, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) The Corporation and any other obligor on the Securities each covenant and agree to furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Corporation's compliance with all conditions and covenants of this Indenture (which compliance shall be determined without regard to any period of grace or requirement of notice as provided in this Indenture). Such certificates need not comply with Section 13.03 of this Indenture.

     SECTION 5.04. REPORTS BY TRUSTEE. (a) On or before the first July 15th following the date of execution of this Indenture, and on or before July 15 in every year thereafter, if and so long as any Securities are Outstanding hereunder, the Trustee shall transmit to the Securityholders as hereinafter in this Section 5.04 provided, a brief report dated as of the preceding May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

          (1) any change to its eligibility under Section 7.09, and its qualifications under Section 7.08;

          (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 7.08(d);

                                   -31-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any Series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities of such Series Outstanding on the date of such report;

          (4) the amount, interest rate and maturity date of all other indebtedness owing by the Corporation (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except indebtedness based upon a creditor relationship arising in any manner described in paragraph
     (2), (3), (4) or (6) of subsection (b) of Section 7.13;

          (5) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (6) any additional issue of Securities which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.10.

     (b) The Trustee shall transmit to the Securityholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this
Section 5.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any Series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Securities of such Series Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c)  Reports pursuant to this Section 5.04 shall be transmitted by mail
(i) to all Holders of Securities of any Series, as the names and addresses of such Holders shall appear upon the Register of the Securities of such Series,
(ii) to such Holders of Securities

                                   -32-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and (iii) except in the case of reports pursuant to subsection (b) of this Section 5.04 to each Holder whose name and address are preserved at the time by the Trustee as provided in
Section 5.02(a) hereof.

     (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any Series are listed and also with the Commission. The Corporation will notify the Trustee when and as the Securities of any Series become listed on any stock exchange.


                            ARTICLE SIX

             REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                         ON EVENT OF DEFAULT

     SECTION 6.01. EVENTS OF DEFAULT; ACCELERATION, WAIVER OF DEFAULT AND RESTORATION OF POSITION AND RIGHTS. The term "Event of Default" whenever used herein with respect to any particular Series of Securities shall mean any one of the following events:

          (a) default in the payment of any installment of interest on any Security of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days, or

          (b) default in the payment of all or any part of the principal of or any premium on any Security of such Series as and when the same shall become due and payable whether at maturity, by proceedings for redemption, by declaration or otherwise, or

          (c) default in the satisfaction of any sinking fund payment obligation relating to such Series of Securities, when and as such obligation shall become due and payable, or

          (d) failure on the part of the Corporation to observe or perform in any material respect any other of the covenants or agreements on its part in the Securities or in this Indenture (including any Supplemental Indenture or pursuant to any Certified Resolution, as contemplated by Section 2.01) specifically contained for the benefit of the Holders of the Securities of such Series, for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Trustee, or to the Corporation and the Trustee by the Holders of not less than 25% in principal amount of the Securities of such Series and all other Series so benefited (all Series voting as one class) at the time Outstanding under this Indenture a written notice specifying such failure and stating that such is a "Notice of Default" hereunder, or

                                   -33-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, if such decree or order shall remain unstayed and in effect for a period of 60 consecutive days, or

          (f) the commencement by the Corporation of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Corporation's consent to the entry of an order for relief in any involuntary case under any such law, or its consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or the making by the Corporation of any general assignment for the benefit of creditors, or its failure generally to pay its debts as they become due or the taking by the Corporation of any corporate action in furtherance of any of the foregoing.

     If an Event of Default shall have occurred and be continuing with respect to any one or more Series of Outstanding Securities, then and in each and every such case, unless the principal amount of all the Securities of each Series as to which there is an Event of Default shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount of the Securities of such Series then Outstanding hereunder (each such Series voting as a separate class) by notice in writing to the Corporation (and to the Trustee if given by Securityholders) may declare the principal amount (or, if the Securities of any such Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) of all the Securities of such Series, together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall be immediately due and payable, anything in this Indenture or in the Securities of such Series contained to the contrary notwithstanding. The foregoing provisions, however, are subject to the condition that if, at any time after the principal amount of the Securities of any one or more Series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of moneys due shall have been obtained or entered as hereinafter provided, the Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such Series (or upon all the Securities, as the case may be) and the principal of any and all Securities of such Series (or of any and all the Securities, as the case may be) which shall have become due otherwise than by declaration (with interest on overdue installments of interest to the extent permitted by law and on such principal at the rate or rates of interest borne by, or prescribed therefor in the Securities of such Series to the date of such payment or deposit) and the amounts payable to the Trustee under Section
7.06 and any and all defaults under the Indenture with respect to Securities of such Series (or all Securities, as the case may be), other than the non-payment of

                                   -34-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
principal of and any accrued interest on Securities of such Series (or any Securities, as the case may be) which shall have become due by declaration shall have been cured, remedied or waived as provided in Section 6.09 -- then and in every such case the Holders of a majority in principal amount of the Securities of such Series (or of all the Securities, as the case may be) then Outstanding (such Series or all Series voting as one class if more than one Series are so entitled) by written notice to the Corporation and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation, the Trustee and the Holders of the Securities of such Series (or of all the Securities, as the case may be) shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Corporation and the Trustee and the Holders of the Securities of such Series (or of all the Securities, as the case may be) shall continue as though no such proceedings had been taken.

     SECTION 6.02. COVENANT OF CORPORATION TO PAY TO TRUSTEE WHOLE AMOUNT DUE ON SECURITIES ON DEFAULT IN PAYMENT OF INTEREST OR PRINCIPAL. The Corporation covenants that:

          (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days or

          (2) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any Series when the same shall have become due and payable, whether at the Stated Maturity of such Series or by any call for redemption or by declaration of acceleration or otherwise or

          (3) in case default shall be made in the satisfaction of any sinking fund obligation when and as such obligation becomes due and payable,

upon demand of the Trustee, the Corporation will pay to the Trustee, for the benefit of the Holders of the Securities of such Series, the whole amount that then shall have become due and payable on all such Securities of such Series for principal (and any premium) and interest and for any overdue sinking fund payment together with interest upon the overdue principal and installments of interest (to the extent permitted by law) at the rate or rates of interest borne by, or prescribed therefor in, the Securities of such Series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expense of collection, including a reasonable compensation to the Trustee, its agents and counsel, and

                                   -35-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
any expenses or liabilities incurred, and all advances made, by the Trustee hereunder other than through its negligence or bad faith.

     In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor upon such Securities, and collect in the manner provided by law out of the property of the Corporation or any other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

     If an Event of Default with respect to Securities of any Series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such Series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 6.03. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Corporation or any other obligor upon the Securities or the property of the Corporation or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation for the payment of overdue principal or interest) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such

                                   -36-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 6.04. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee to the fullest extent permitted by law without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 6.05. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due to the Trustee under
     Section 7.06;

          SECOND: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of any interest on such Securities, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee at the rate or rates of interest borne by such Securities or prescribed therefor therein) such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest on the overdue principal and any installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by, or prescribed therefor in, such Securities;

                                   -37-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other
     Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, with appropriate interest to the Corporation or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     SECTION 6.06. LIMITATION ON SUITS BY HOLDERS OF SECURITIES. No Holder of any Security of any Series or of any coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of a continuing Event of Default, as hereinbefore provided, and unless also the Holders of not less than 25% in principal amount of the Securities of such Series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby (including the reasonable fees of counsel for the Trustee), and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to this Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities or coupons shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Securities or coupons, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities and any coupons. For the protection and enforcement of the provisions of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions in this Indenture, the right of any Holder of any Security to receive payment of the principal of and interest on such Security or of any Holder of any coupon to receive payment on such coupon, on or after the respective due dates expressed in such Security or coupon (or, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

                                   -38-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     SECTION 6.07. RIGHTS AND REMEDIES CUMULATIVE. All powers and remedies given by this Article Six to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities or coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.08. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of Section 6.06, every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 6.09. CONTROL BY HOLDERS; WAIVER OF PAST DEFAULTS. The Holders of a majority in principal amount of the Securities of all Series (voting as one class) at the time Outstanding (determined as provided in Section 8.04) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that, subject to Section
7.01 the Trustee shall have the right to decline to follow any such direction if the Trustee in reliance upon an Opinion of Counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders not parties to such direction, and provided further that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Holders.

     The Corporation may set a special record date for purposes of determining the identity of the Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by this Section 6.09. Such record date shall be the later of 15 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.01 of this Indenture prior to such solicitation.

     The Holders of not less than a majority in principal amount of the Securities of any Series at the time Outstanding (determined as provided in Section 8.04) may on behalf of the

                                   -39-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

Holders of all the Securities of such Series waive any past Event of Default with respect to such Series and its consequences (subject to Section 6.02), except a continuing Event of Default specified in Section 6.01(a), (b) or (c), or in respect of a covenant or provision of this Indenture which under Article Ten cannot be modified or amended without the consent of the Holder of each Security so affected. Upon any such waiver, the Corporation, the Trustee and the Holders of the Securities of such Series shall be restored to their former positions and rights hereunder, respectively, and such Event of Default shall be deemed to have been cured and not continuing for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     SECTION 6.10. TRUSTEE TO GIVE NOTICE OF DEFAULTS KNOWN TO IT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall, within 90 days after the occurrence of any default hereunder with respect to the Securities of any Series, give to the Holders of the Securities of such Series in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection (a) of said Section 5.04, notice of such default known to the Trustee unless such default shall have been cured, remedied or waived before the giving of such notice (the term "default" for the purposes of this Section 6.10 being hereby defined to be the events specified in Section 6.01 and any additional events specified in the terms of any Series of Securities pursuant to Section 2.01 not including any periods of grace provided for therein, and irrespective of the giving of written notice specified in clause (d) of Section 6.01 and in any such terms); provided, that except in the case of default in the payment of the principal of or interest on any of the Securities of such Series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities of such Series.

     SECTION 6.11. REQUIREMENT OF AN UNDERTAKING TO PAY COSTS IN CERTAIN SUITS UNDER THE INDENTURE OR AGAINST THE TRUSTEE. All parties to this Indenture agree, and each Holder of any Security or coupon by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.11 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Securities of any Series, or group of such Holders, holding in the aggregate more than ten percent in principal amount of the Securities of such Series Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any interest or premium on any Security, on or after the due date ex-pressed in such Security or in the coupons for such interest (or in the case of any redemption, on or after the Redemption Date).

                                   -40-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

                              ARTICLE SEVEN

                          CONCERNING THE TRUSTEE

     SECTION 7.01. CERTAIN DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing, remedying or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured, remedied or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, PROVIDED, HOWEVER, that:

          (a) prior to the occurrence of an Event of Default and after the curing, remedying or waving of all Events of Default which may have occurred:

               (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.09 relating to the time, method and

                                   -41-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 7.02. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 7.01:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties,

          (b) Any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof shall be herein specifically prescribed); and any resolution of the Board of Directors or the Executive Committee may be evidenced to the Trustee by a Certified Resolution,

          (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel,

          (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby,

          (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture,

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture,

                                   -42-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     note or other paper or document, unless requested in writing so to do by the Holders of Securities pursuant to Section 6.09; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to such proceeding; and provided further, that nothing in this subsection (f) shall require the Trustee to give the Securityholders any notice other than that required by Section 6.10. The reasonable expense of every such examination shall be paid by the Corporation or, if paid by the Trustee, shall be reimbursed by the Corporation upon demand,

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and

          (h) The Trustee shall be under no responsibility for the approval by it in good faith of any expert for any of the purposes expressed in this Indenture.

     SECTION 7.03. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR APPLICATION OF PROCEEDS. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Corporation of any of the Securities or of the proceeds thereof.

     SECTION 7.04. TRUSTEE MAY OWN SECURITIES. The Trustee, any Paying Agent, registrar or any agent of the Corporation or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent, registrar or such other agent.

     SECTION 7.05. MONEYS RECEIVED BY TRUSTEE TO BE HELD IN TRUST. Moneys held by the Trustee in trust need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation.

     SECTION 7.06. TRUSTEE ENTITLED TO COMPENSATION, REIMBURSEMENT AND INDEMNITY. The Corporation agrees to pay to the Trustee from time to time reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust), and the Corporation will pay or reimburse the Trustee upon its request

                                   -43-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the acceptance or administration of its trust under this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest or redemption premium on particular Securities.

     SECTION 7.07. RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE WHERE NO OTHER EVIDENCE SPECIFICALLY PRESCRIBED. Except as otherwise provided in
Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate of the Corporation delivered to the Trustee, and such Officer's Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 7.08. DISQUALIFICATION; CONFLICTING INTEREST. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this
Section 7.08, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided in this Section 7.08, resign in the manner and with the effect specified in Section 7.10, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Corporation shall take prompt steps to appoint a successor in accordance with Section 7.10.

     (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 7.08, the Trustee shall, within ten days after the expiration of such 90-day period, transmit notice of such failure to the Securityholders in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection
(a) of said Section 5.04.

                                   -44-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     (c) Subject to the provisions of Section 6.11 of this Indenture, unless the Trustee's duty to resign is stayed as provided in subsection (f) of this
Section 7.08, any Holder who has been a bona fide Holder of Securities for at least six months may, on such Holder's behalf and on behalf of all other Holders similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor, if such Trustee fails after written request thereof by such Holder to comply with the provisions of subsection (a) of this Section 7.08.

     (d) For the purposes of this Section 7.08 the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any Series if an Event of Default (exclusive of any period of grace or requirement of notice) has occurred with respect to Securities of such Series and:

          (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Corporation or any other obligor on the Securities are outstanding or is trustee for more than one outstanding series of securities, as hereinafter defined, under a single indenture of the Corporation or any other obligor on the Securities, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph, this Indenture with respect to the Securities of any other Series Outstanding, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Corporation or any other obligor on the Securities are outstanding, if (A) this Indenture is and such other indenture or indentures (and all series of securities issued thereunder) are wholly unsecured and rank equally, and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of
     Section 307 of the Trust Indenture Act of 1939, that differences exist between the provisions of this Indenture with respect to Securities of such Series and one or more other Series, or the provisions of this Indenture and the provisions of such other indenture or indentures (or such series), which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such Series and such other Series, or under this Indenture and such other indenture or indentures, or (B) the Corporation shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to Securities of such Series and such other Series, or under this Indenture and such other indenture, is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting

                                   -45-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     as such under this Indenture with respect to Securities of such Series and such other Series, or under this Indenture and one of such indentures,

          (2) the Trustee or any of its directors or executive officers is an underwriter for the Corporation or any other obligor on the Securities,

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Corporation or any other obligor on the Securities,

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Corporation or any other obligor on the Securities, or of an underwriter (other than the Trustee itself) for the Corporation or any other obligor on the Securities who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Corporation or any other obligor on the Securities, but may not be at the same time an executive officer of both the Trustee and the Corporation or any other obligor on the Securities; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Corporation or any other obligor on the Securities; and (C) the Trustee may be designated by the Corporation or any other obligor on the Securities or by an underwriter for the Corporation or any other obligor on the Securities to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (d), to act as trustee whether under an indenture or otherwise,

          (5) ten percent or more of the voting securities of the Trustee is beneficially owned either by the Corporation or any other obligor on the Securities or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such Persons; or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Corporation or any other obligor on the Securities or by any director, partner or executive officer thereof or is beneficially owned, collectively, by any two or more such Persons,

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, (A) five percent or more of the voting securities, or ten percent or more of any other class of security, of the Corporation or any other obligor on the Securities, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent

                                   -46-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     or more of any class of security of an underwriter for the Corporation or any other obligor on the Securities,

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, five percent or more of the voting securities of any Person who, to the knowledge of the Trustee, owns ten percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with the Corporation or any other obligor on the Securities,

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, ten percent or more of any class of security of any Person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Corporation or any other obligor on the Securities or

          (9) the Trustee owns on the date of the occurrence of such Event of Default (exclusive of any period of grace or requirement of notice) or any anniversary thereof while such Event of Default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity an aggregate of 25% or more of the voting securities or of any class of security, of any Person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6),
     (7) or (8) of this subsection (d). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the date of the occurrence of any such Event of Default and annually in each succeeding year that the Securities or any Series thereof remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such date. If the Corporation or any other obligor on the Securities fails to make payment in full of principal of or interest on any of the Securities when and as the same become due and payable and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (d), or

                                   -47-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (10) except under the circumstances described in paragraphs
     (1), (3), (4), (5) or (6) of Section 7.13(b), the Trustee shall be or become a creditor of the Corporation or any other obligor on the Securities.

     The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (d) shall not be construed as indicating that the ownership of such percentages of the securities of a Person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (d).

     For the purposes of paragraphs (6), (7), (8) and (9) of this subsection
(d) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a Person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or Holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (e)  For the purposes of this Section 7.08:

          (1) The term "underwriter" when used with reference to the Corporation or any other obligor on the Securities shall mean every Person who, within one year prior to the time as of which the determination is made, has purchased from the Corporation or any other obligor on the Securities with a view to, or has offered or sold for the Corporation or any other obligor on the Securities in connection with, the distribution of any security of the Corporation or any other obligor on the Securities outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a Person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                                   -48-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (4) The term "voting security" shall mean any security presently entitling the owner or Holder thereof to vote in the direction or management of the affairs of a Person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or Holder of such security are presently entitled to vote in the direction or management of the affairs of a Person.

          (5) The term "executive officer" shall mean the president, every vice-president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (6) Except for purposes of paragraphs (6), (7), (8) and (9) of subsection (d) of this Section 7.08, the term "security" or "securities" shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

          (7) For the purpose of subsection (d)(1) of this Section 7.08, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms Holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; PROVIDED, THAT "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

     The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (A) A specified percentage of the voting securities of the Trustee, the Corporation or any other Person referred to in this
     Section 7.08 (each of whom is referred to as a "Person" in this paragraph) means such amount of the outstanding voting securities of such Person as entitles the Holder or Holders thereof to cast such specified percentage of the aggregate votes which the Holders of all the outstanding voting securities of such Person are entitled to cast in the direction or management of the affairs of such Person.

                                   -49-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (B) A specified percentage of a class of securities of a Person means such percentage of the aggregate amount of securities of the class outstanding.

          (C) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) Securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any Person other than the issuer is entitled to exercise the voting rights thereof.

          (E) A security shall be deemed to be of the same class as another security if both securities confer upon the Holder or Holders thereof substantially the same rights and privileges, provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided further that, in the case of unsecured evidences of indebtedness, differences in the interest rate or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     (f) Except in the case of a default in the payment of the principal of or interest on any Securities, or in the payment of any sinking or purchase fund installment, the Trustee

                                   -50-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
shall not be required to resign as provided by this Section 7.08 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of such Series of Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such appointment.

     SECTION 7.09. REQUIREMENTS FOR ELIGIBILITY OF TRUSTEE. There shall always be at least one Trustee hereunder. The Trustee hereunder shall at all times be a corporation organized and doing business as a commercial bank under the laws of the United States of America or any state thereof or of the District of Columbia or a corporation or other Person permitted to act as a trustee by the Commission and, in each case, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the Securities or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in this Article Seven.

     SECTION 7.10. RESIGNATION AND REMOVAL OF TRUSTEE; APPOINTMENT OF SUCCESSOR. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all Series of Securities by giving written notice of such resignation to the Corporation and by giving to the Holders of Securities notice thereof in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection (a) of Section 5.04. Upon receiving such notice of resignation and if the Corporation shall deem it appropriate, evidence satisfactory to it of such mailing to the Holders, the Corporation shall promptly appoint a successor trustee with respect to all Series of Securities or, if appropriate, the applicable Series by written instrument executed by an authorized officer of the Corporation, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of
Section 6.11, on such Holder's behalf and on behalf of all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                                   -51-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     (b)  In case at any time any of the following shall occur:

          (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Corporation or by any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable Series for at least six months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Corporation or by any such Securityholder, or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,or

          (4) the Corporation shall determine that the Trustee has failed to perform its obligations under this Indenture in any material respect,

then, in any such case, the Corporation may remove the Trustee and appoint a successor trustee by written instrument executed by an authorized officer of the Corporation, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Securityholder who has been a bona fide Holder of a Security or Securities of the affected Series for at least six months may, on such Person's behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such Series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in principal amount of the Securities Outstanding (determined as provided in Section 8.04) may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments signed by such Holders or their attorneys-in-fact duly authorized, or by the affidavits of the permanent chairman and secretary of a meeting of the Securityholders evidencing the vote upon a resolution or resolutions submitted thereto with respect to such removal and appointment (as provided in Article Nine), and by delivery thereof to the Trustee so removed, to the successor trustee and to the Corporation.

     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

                                   -52-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     SECTION 7.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such Series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers with respect to the trustee so ceasing to act. Upon written request of any such successor trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

     No successor trustee shall accept appointment as provided in this Section
7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 7.11, the successor trustee shall at the expense of the Corporation transmit notice of the succession of such trustee hereunder to the Holders of Securities in the manner and to the extent provided in subsection (c) of
Section 5.04 with respect to reports pursuant to subsection (a) of said
Section 5.04.

     SECTION 7.12. SUCCESSOR TO TRUSTEE BY MERGER, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee

                                   -53-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 7.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST CORPORATION.
(a) Subject to the provisions of subsection (b) of this Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Corporation or any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities for which it is acting as Trustee, and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period, and valid as against the Corporation or such other obligor on the Securities and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Corporation or such other obligor on the Securities upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Corporation or such other obligor on the Securities and their respective other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Corporation or such other obligor on the Securities) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Corporation or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State laws;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                                   -54-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received, the Trustee had no reasonable cause to believe that a default, as defined in subsection
     (c) of this Section 7.13, would occur within three months; or

          (D)  to receive payment on any claim referred to in paragraph
     (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Securities for which it is acting as Trustee, and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Corporation or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Corporation or such other obligor on the Securities of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Securityholders, and the holders of other indenture securities dividends on claims filed against the Corporation or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the

                                   -55-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

Trustee, such Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued, as trustee, occurred after the beginning of such three months' period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     In every case commenced under the Bankruptcy Act of 1898, or any amendment thereto enacted prior to November 6, 1978, all references to periods of three months shall be deemed to be references to periods of four months.

     (b)  There shall be excluded from the operation of subsection (a) of this
Section 7.13 a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 5.04(c) with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

                                   -56-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection
     (c) of this Section 7.13;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Corporation or any other obligor on the Securities; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 7.13.

     (c) As used in this Section 7.13 the following terms shall be accorded the following definitions:

          (1) the term "default" shall mean any failure to make payment in full of the principal of or interest on any of the Securities or on the other indenture securities when and as such principal or interest becomes due and payable.

          (2) the term "other indenture securities" shall mean securities upon which the Corporation or any other obligor on the Securities is an "obligor" (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

          (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Corporation or any other obligor on the Securities for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods,

                                   -57-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Corporation or any other obligor on the Securities arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.


                              ARTICLE EIGHT

                     CONCERNING THE SECURITYHOLDERS

     SECTION 8.01. EVIDENCE OF ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in principal amount of the Securities of any or all Series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in Person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     SECTION 8.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or such Holder's agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

          (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

          (b) The ownership of fully registered Securities of any Series (including Global Securities) shall be proved by the Register of such Securities of such Series, or by certificates of the Security registrar or registrars thereof.

          (c) The amount of bearer Securities held by any Person, the numbers of such Securities and the date of such Person's holding the same may be proved by the production of such Securities or by a certificate in form satisfactory to the Trustee, executed by any trust company, bank, banker or member of a national securities exchange, as depositary.

     The Trustee shall not be bound to recognize any Person as a Securityholder unless and until such Person's title to the Securities held by it is proved in the manner in this Article Eight provided.

                                   -58-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 9.06.

     The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section 8.02 as it shall deem reasonable.

     SECTION 8.03. WHO MAY BE DEEMED OWNERS OF SECURITIES. Prior to due presentment for transfer of any fully registered Security, the Corporation, the Trustee and any agent of the Corporation or the Trustee may deem and treat the Person in whose name such Security shall be registered upon the Register of Securities of the Series of which such Security is a part as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest, subject to Section 2.03, on such Security and for all other purposes; and neither the Corporation nor the Trustee nor any agent of the Corporation or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Holder for the time being, or upon such Holder's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability of moneys payable upon any such Security. Ownership of bearer Securities shall be proved as provided in
Section 8.02(c).

     If the Securities of any Series are issued in the form of one or more Global Securities, the Depository therefor may grant proxies to Persons having a beneficial ownership in such Global Security or Securities for purposes of voting or otherwise responding to any request for consent, waiver or other action which the Holder of such Security is entitled to grant or take under this Indenture and the Trustee shall accept such proxies for the purposes granted; PROVIDED THAT neither the Trustee nor the Corporation shall have any obligation with respect to the grant of or solicitation by the Depository of such proxies.

     SECTION 8.04. SECURITIES OWNED BY THE CORPORATION OR CONTROLLED OR CONTROLLING PERSONS DISREGARDED FOR CERTAIN PURPOSES. In determining whether the Holders of the requisite principal amount of Securities have concurred in any demand, direction, request, notice, vote, consent, waiver or other action under this Indenture, Securities which are owned by the Corporation or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, direction, request, notice, vote, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee assigned to its principal office knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor.

                                   -59-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

     Upon request of the Trustee, the Corporation shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Corporation to be owned or held by or for the account of the Corporation or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities; and, subject to the provisions of Section 7.01, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     SECTION 8.05. INSTRUMENTS EXECUTED BY SECURITYHOLDERS BIND FUTURE HOLDERS. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security and any direction, demand, request, notice, waiver, consent, vote or other action of the Holder of any Security which by any provisions of this Indenture is required or permitted to be given shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in lieu thereof, irrespective of whether any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in principal amount of the Securities of any or all Series specified in this Indenture in connection with such action shall be conclusively binding upon the Corporation, the Trustee and the Holders of all of the Securities of such Series subject, however, to the provisions of Section 7.01.


                              ARTICLE NINE

                        SECURITYHOLDERS' MEETINGS

     SECTION 9.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of any or all Series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) to give any notice to the Corporation or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Securities of any or all Series, as the case may be, pursuant to any of the provisions of Article Six;

          (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

                                   -60-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified principal amount of the Securities of any or all Series, as the case may be, under any other provision of this Indenture or under applicable law.

     SECTION 9.02. MANNER OF CALLING MEETINGS. The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 9.01, to be held at such time and at such place in The City of New York, New York, as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting; provided that if any of the Outstanding Securities are in coupon form, such notice shall also be published in an Authorized Newspaper at least once not less than 20 nor more than 60 days prior to the date fixed for the meeting.

     SECTION 9.03. CALL OF MEETING BY THE CORPORATION OR SECURITYHOLDERS. In case at any time the Corporation pursuant to a resolution of its Board of Directors or the Executive Committee, or the Holders of not less than ten percent in principal amount of the Securities of any or all Series, as the case may be, then Outstanding, shall have requested the Trustee to call a meeting of Holders of Securities of any or all Series, as the case may be, to take any action authorized in Section 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Corporation or such Holders of Securities in the amount above specified may determine the time and place in either the City and County of San Francisco, California or The City of New York, New York for such meeting and may call such meeting to take any action authorized in
Section 9.01, by mailing (and publishing, if required) notice thereof as provided in Section 9.02.

     SECTION 9.04. WHO MAY ATTEND AND VOTE AT MEETINGS. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a Holder of one or more Securities with respect to which the meeting is being held; or (b) be a Person appointed by an instrument in writing as proxy by such Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.

     SECTION 9.05. REGULATIONS MAY BE MADE BY TRUSTEE; CONDUCT OF THE MEETING; VOTING RIGHTS - ADJOURNMENT. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such

                                   -61-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02. and the appointment of any proxy shall be proved in the manner specified in said
Section 8.02; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face, may be presumed valid and genuine without the proof hereinabove or in said Section 8.02 specified.

     The Trustee shall by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Securityholders as provided in Section 9.03, in which case the Corporation or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount shall be equal to such portion of the principal amount as may be specified in the terms of such Series) of Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by such Person or instruments in writing as aforesaid duly designating such Person as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or
9.03 may be adjourned from time to time, and the meeting may be held so adjourned without further notice.

     At any meeting of Securityholders, the presence of Persons holding or representing Securities in principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in principal amount of the Securities represented at the meeting may adjourn such meeting with the same effect for all intents and purposes, as though a quorum had been present.

     SECTION 9.06. MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount or principal amounts of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting

                                   -62-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount or principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Corporation and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 9.07. EXERCISE OF RIGHTS OF TRUSTEE AND SECURITYHOLDERS NOT TO BE HINDERED OR DELAYED. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrances or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.


                               ARTICLE TEN

                         SUPPLEMENTAL INDENTURES

     SECTION 10.01. PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO WITHOUT CONSENT OF SECURITYHOLDERS. Without the consent of the Holders of any Securities, the Corporation and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act of 1939 as then in effect) for one or more of the following purposes:

          (a) if deemed appropriate by the Corporation or required by law, to evidence the succession of another corporation to the Corporation or successive successions and the assumption by the successor corporation of the covenants, agreements and obligations of the Corporation pursuant to Article Four hereof,

          (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions as its Board of Directors or the Executive Committee and the Trustee shall consider to be for the protection of the Holders of all or any Series of Securities or any coupons appertaining thereto (and if such covenants, restrictions or conditions are to be for the benefit of less than all Series of Securities, stating that such covenants, restrictions or conditions are expressly being included solely for the benefit of such Series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect to any

                                   -63-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     such additional covenant, restriction or condition such Supplemental Indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default,

          (c) to add or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in (i) global form or (ii) bearer form, registerable or not registerable as to principal or principal and interest, and with or without coupons,

          (d) to change or eliminate any of the provisions of this Indenture; PROVIDED, HOWEVER, that any such change or elimination shall become effective only when there is no Security of any Series Outstanding created prior to the execution of such Supplemental Indenture which is entitled to the benefit of such provision,

          (e) to establish the form or terms of Securities of any Series as permitted by Sections 2.01 and 2.02,

          (f) to appoint, at the request of the Trustee, a successor Trustee for a particular Series of Securities to act as such pursuant to the provisions of this Indenture and to add to or change the provisions of this Indenture to such extent as shall be necessary to facilitate the performance of the duties of such trustee and

          (g) to cure any ambiguity or to correct or supplement any provisions contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture, or to make such other provisions in regard to matters or questions arising under this Indenture or any Supplemental Indenture which shall not adversely affect the interests of the Holders of the Securities or any coupons appertaining thereto.

     SECTION 10.02. MODIFICATION OF INDENTURE WITH CONSENT OF HOLDERS OF SECURITIES. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in principal amount of the Securities of all Series at the time Outstanding (determined as provided in Section 8.04) affected by such Supplemental Indenture (voting as one class), the Corporation and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such Supplemental Indenture shall, without the consent of the Holders of each Outstanding Security affect thereby:

                                   -64-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (a) Change the fixed maturity or Redemption Date of any Security or reduce the rate of interest thereon or the method of determining such rate of interest or extend the time of payment of interest or reduce the principal amount (including the amount of principal of an Original Issue Discount Security that would be due upon declaration of acceleration of the maturity thereof pursuant to
     Section 6.01 hereof) thereof or reduce any premium payable upon the redemption thereof, or change the coin or currency in which any Security or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (b) Reduce the percentage in principal amount of the Outstanding Securities the consent of the Holders of which is required for any such Supplemental Indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or

          (c) Change the time of payment or reduce the amount of any minimum sinking account or fund payment or

          (d) Modify any of the provisions of this Section 10.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

     A Supplemental Indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

     It shall not be necessary for the consent of the Securityholders under this Section 10.02 to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Corporation and the Trustee of any Supplemental Indenture pursuant to the provisions of this Section 10.02, the Corporation shall mail a notice to the Holders of Registered Securities of each Series so affected, setting forth in general terms the substance of such Supplemental Indenture. If any Securities in coupon form are Outstanding, the Corporation may also publish such notice. Any failure of the Corporation to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

     SECTION 10.03. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any Supplemental Indenture pursuant to the provisions of this Article Ten, this Indenture shall be

                                   -65-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee shall be entitled to receive, and subject to the provisions of Section 7.01 shall be entitled to rely upon, an Opinion of Counsel as conclusive evidence that any such Supplemental Indenture complies with the provisions of this Article Ten and that the Securities affected by the Supplemental Indenture, when such Securities are authenticated and delivered by the Trustee and executed and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will be valid and binding obligations of the Corporation, except as any rights thereunder may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     SECTION 10.04. SECURITIES MAY BEAR NOTATION OF CHANGES BY SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any Supplemental Indenture pursuant to the provisions of this Article Ten, or after any action taken at a Securityholders' meeting pursuant to Article Nine, may bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture or as to any action taken at any such meeting. If the Corporation or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Corporation, to any modification of this Indenture contained in any such Supplemental Indenture may be prepared by the Corporation, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding.


                             ARTICLE ELEVEN

                          DISCHARGE; DEFEASANCE

     SECTION 11.01. DISCHARGE OF INDENTURE. If the Corporation shall pay and discharge or cause to be paid or discharged the entire indebtedness on all Outstanding Securities by paying or causing to be paid the principal of (including redemption premium, if any) and interest on the Outstanding Securities, as and when the same become due and payable or by delivering to the Trustee, for cancellation by it, all Outstanding Securities, together with all unpaid coupons belonging thereto, and if the Corporation shall also pay or cause to be paid all other sums payable hereunder by it, thereupon, upon written request of the Corporation and upon receipt by the Trustee of such certificates, if any, as the Trustee shall reasonably require, to the effect that all conditions precedent to the satisfaction and discharge of the Corporation's obligations under this Indenture have been complied with, this Indenture shall be discharged and terminated and the Trustee shall forthwith execute proper

                                   -66-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
instruments acknowledging satisfaction of and discharging and terminating this Indenture with respect to the Corporation's obligations hereunder and any such other interests.

     The Corporation may at any time surrender to the Trustee for cancellation by it any Securities previously authenticated and delivered, together with all unpaid coupons, if any, thereto belonging which the Corporation may have acquired in any manner whatsoever, and such Securities and coupons, upon such surrender and cancellation, shall be deemed to be paid and retired.

     SECTION 11.02. DISCHARGE OF LIABILITY ON SECURITIES AND COUPONS. Upon the deposit with the Trustee, in trust, at or before maturity, of money or securities of the kind and in the necessary amount (as provided in Section
11.04 of this Indenture) to pay or redeem Outstanding Securities (whether upon or prior to their maturity or the Redemption Date of such Securities, provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three hereof provided or provision satisfactory to the Trustee shall have been made for the giving of such notice), the obligation of the Corporation duly and punctually to pay or cause to be paid the principal of and any interest and premium in respect of such Securities and any coupons appertaining thereto and all liability of the Corporation in respect of such payment shall cease, terminate and be completely discharged and the Holders thereof shall thereafter be entitled only to payment out of the money or securities deposited with the Trustee as aforesaid for their payment; provided, however, that this discharge of the Corporation's obligation so to pay and of the liability of the Corporation in respect of such payment shall not occur unless the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such discharge.

     SECTION 11.03. DISCHARGE OF CERTAIN COVENANTS AND OTHER OBLIGATIONS. Upon the deposit with the Trustee, in trust, prior to maturity of money or securities of the kind and in the necessary amount (as provided in Section
11.04 of this Indenture) to pay or redeem Outstanding Securities of one or more Series (whether upon or prior to their maturity or the Redemption Date of such Securities, provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three hereof provided or provision satisfactory to the Trustee shall have been made for the giving of such notice), all of the obligations, covenants and agreements of the Corporation with respect to such Securities under Sections 4.02, 4.03, 4.04 and 4.05 hereof shall cease, terminate and be completely discharged.

     SECTION 11.04. DISCHARGE OF CERTAIN OBLIGATIONS UPON DEPOSIT OF MONEY OR SECURITIES WITH TRUSTEE. The conditions for deposit of money or securities contained in Sections 11.02 and 11.03 shall have been satisfied whenever with respect to any Securities and any coupons appertaining thereto denominated in United States Dollars, the Corporation shall have deposited or caused to be deposited irrevocably in trust with the Trustee dedicated solely to the benefit of the Holders of such Securities and any such coupons:

                                   -67-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (a) Lawful money of the United States of America in an amount equal to the principal amount of such Securities and all unpaid interest thereon to maturity, except that, in the case of Securities which are to be redeemed prior to maturity, the amount so to be deposited or held shall be the principal amount of such Securities and interest thereon to the Redemption Date, together with the redemption premium, if any; or

          (b) Direct obligations of the United States of America or obligations the principal of and interest on which are guaranteed by the United States of America (which obligations are not subject to redemption prior to maturity at the option of the issuer), in such amounts and maturing at such times that the proceeds of said obligations to be received upon their respective maturities and interest payment dates will provide funds sufficient to pay the principal, premium, if any, and interest to maturity, or to the Redemption Date, as the case may be, with respect to all of the Securities to be paid or redeemed, as such principal, premium and interest become due, provided that the Trustee shall have been irrevocably instructed to apply the proceeds of said obligations to the payment of said principal, premium, if any, and interest with respect to said Securities.

The conditions for deposit of money or securities contained in Sections 11.02 and 11.03 shall have been satisfied whenever with respect to any Securities and any coupons appertaining thereto denominated in one or more currencies or composite currency other than United States Dollars, the Corporation shall have deposited or caused to be deposited irrevocably in trust with the Trustee dedicated solely to the benefit of the Holders of such Securities and any such coupons:

          (i) Lawful money in such currency, currencies or composite currency in which such Securities are payable and in an amount equal to the principal amount of such Securities and all unpaid interest thereon to maturity, except than, in the case of Securities which are to be redeemed prior to maturity, the amount so to be deposited or held shall be the principal amount of such Securities and interest thereon to the Redemption Date, together with the redemption premium, if any; or

          (ii) Either (1) direct obligations of the government that issued or caused to be issued the currency in which such Securities and coupons are payable, for which obligations the full faith and credit of the government is pledged (which obligations are not subject to redemption prior to maturity at the option of the issuer) or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government (which obligations are not subject to redemption prior to maturity at the option of the issuer), in either case, in such amounts and maturing at such times that the proceeds of said obligations to be received

                                   -68-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
     upon their respective maturities and interest payment dates will provide funds sufficient to pay the principal, premium, if any, and interest to maturity, or to the Redemption Date, as the case may be, with respect to all of the Securities to be paid or redeemed, as such principal, premium and interest become due, provided that the Trustee shall have been irrevocably instructed to apply the proceeds of said obligations to the payment of said principal, premium, if any, and interest with respect to said Securities.

     SECTION 11.05. UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of and any premium and interest on any Security and not so applied but remaining unclaimed under applicable law shall be transferred by the Trustee to the appropriate Persons in accordance with applicable laws, and the Holder of such Security or any coupons appertaining thereto shall thereafter look only to such Persons for any payment which such Holder may be entitled to collect and all liability of the Trustee and such Paying Agent with respect to such moneys shall thereupon cease.


                             ARTICLE TWELVE

            IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                              AND DIRECTORS

     SECTION 12.01. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF CORPORATION EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such past, present or future, of the Corporation, either directly or through the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Corporation because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                   -69-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

                            ARTICLE THIRTEEN

                        MISCELLANEOUS PROVISIONS

     SECTION 13.01. SUCCESSORS AND ASSIGNS OF THE CORPORATION BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

     SECTION 13.02. NOTICES; EFFECTIVENESS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Corporation, or by the Corporation or by the Holders of Securities to the Trustee or upon the Depository by the Corporation or the Trustee may be electronically communicated or hand delivered or sent by overnight courier, addressed to the relevant party as provided in this Section 13.02.

All communications intended for the Corporation shall be sent to:

               Chevron Corporation
               225 Bush Street
               San Francisco, CA  94104
               Attention:     Treasurer

               Telex Numbers: ITT 470074 CHEV UI
                              RCA 278755 CHEV UR

               Fax Numbers:   (415) 894-6017
                              (415) 894-2246

All communications intended for the Trustee shall be sent to:

               Attention:     Chemical Bank
                              450 West 33rd Street
                              New York, New York 10001
                              Attention: Corporate Trust Department

               Fax Number:    (212) 613-7799

or at any other address of which any of the foregoing shall have notified the others in any manner prescribed in this Section 13.02.

     For all purposes of this Indenture, a notice or communication will be deemed effective:

                                   -70-
                                                       CHEVRON CORPORATION
                                                             INDENTURE

          (a) if delivered by hand or sent by overnight courier, on the day it is delivered unless (i) that day is not a Business Day in the city specified (a "Local Business Day") in the address for notice provided by the recipient or (ii) if delivered after the close of business on a Local Business Day, then on the next succeeding Local Business Day,

          (b) if sent by telex, on the day the recipient's answerback is received unless that day is not a Local Business Day, in which case on the next succeeding Local Business Day,

          (c) if sent by facsimile transmission, on the date transmitted, provided that oral or written confirmation of receipt is obtained by the sender unless the date of transmission and confirmation is not a Local Business Day, in which case, on the next succeeding Local Business Day.

Any notice, direction, requires, demand, consent or waiver by the Corporation, any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given, made or filed, for all purposes, if given, made or filed in writing at the Principal Office of the Trustee in accordance with the provisions of this Section 13.02.

Any notice, request, consent or waiver by the Corporation or the Trustee upon the Depository shall have been sufficiently given, made or filed, for all purposes, if give or made in accordance with the provisions of this Section
13.02 at the address shown for such Depository in the Register or at such other address as the Depository shall have provided for purposes of notice.

     SECTION 13.03. COMPLIANCE CERTIFICATES AND OPINIONS. Upon on any request or application by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Section 5.03(d) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not

                                   -71-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which such certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which such Person's certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Corporation or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

     SECTION 13.04. DAYS ON WHICH PAYMENT TO BE MADE, NOTICE GIVEN OR OTHER ACTION TAKEN. If any date on which a payment is to be made, notice given or other action taken hereunder is a Saturday, Sunday or legal holiday in the state in which the payment, notice or other action is to be made, given or taken, then such payment, notice or other action shall be made, given or taken on the next succeeding Business Day in such state, and in the case of any payment, no interest shall accrue for the delay.

     SECTION 13.05. PROVISIONS REQUIRED BY TRUST INDENTURE ACT OF 1939 TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 such required provision shall control.

     SECTION 13.06. GOVERNING LAW. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

     SECTION 13.07. PROVISIONS OF THE INDENTURE AND SECURITIES FOR THE SOLE BENEFIT OF THE PARTIES AND THE SECURITYHOLDERS. Nothing in this Indenture or in the Securities,

                                   -72-
                                                       CHEVRON CORPORATION
                                                             INDENTURE
expressed or implied, shall give or be construed to give any Person, firm or corporation, other than the parties hereto and the Holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition and provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto and of the Holders of the Securities.

     SECTION 13.08. INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     CHEMICAL BANK hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Indenture to be signed by its Chairman of the Board or any Vice-Chairmen of the Board or one of its Vice-Presidents and CHEMICAL BANK has caused this Indenture to be signed and acknowledged by one of its Vice-Presidents and to be signed and acknowledged by one of its Assistant Secretaries, all as of the day and year first written above.

                              CHEVRON CORPORATION


                              By ____________________________________________

                              CHEMICAL BANK, as Trustee


                              By ____________________________________________
                                               Vice-President


                              By ____________________________________________
                                              Assistant Secretary



                                   -73-
                                                       CHEVRON CORPORATION
                                                             INDENTURE